Exhibit 10.6

FIRST AMENDMENT TO GROUND LEASE

THIS FIRST AMENDMENT TO GROUND LEASE (the “First Amendment”) is made and entered into as of July 1, 2014, by and between TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company and formerly known as Tesoro Refining and Marketing Company (“Landlord”), and TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company (“Tenant”).

RECITALS

A. Landlord and Tenant entered into that certain Ground Lease dated November 15, 2012 (the “Lease”) with respect to a portion of that certain petrochemical refinery located in Skagit County, Washington (the “Existing Premises”), as more particularly described in the Lease, that is currently used as the Rail Facility (as defined in the Lease).

B. Landlord and Tenant desire, among other items, to provide for the expansion of the Existing Premises and to modify the Lease accordingly.

C. Concurrently herewith, Landlord, Tenant and certain other parties thereto have entered into that certain Terminalling Services Agreement – Anacortes dated as of the date hereof (the “Terminalling Agreement”).

D. Capitalized terms used but not defined in this First Amendment shall have the meanings attributed to them in the Lease.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree to amend the Lease as follows:

AMENDMENT

1.	Expansion of Premises. Commencing on the date hereof, the “Premises” shall include the following:

(a)	the Existing Premises;

(b)	the manifest rail loading and unloading area that is located adjacent to the Existing Premises (the “Load/Unload Facility”); and

(c)	the truck rack area that is located generally to the west of the Existing Premises and the Load/Unload Facility (the “Truck Rack”).

The Premises (including the Existing Premises, the Load/Unload Facility and the Truck Rack) are legally described on Exhibit B attached hereto, which shall supersede and replace Exhibit B to the Lease. The Premises do not include any rail tracks owned by Landlord located on the Load/Unload Facility or on the Truck Rack. As used in the Lease as amended by this First Amendment, “Rail Facility” continues to refer only to the Existing Premises. Landlord shall at all times continue to have the right to use and maintain all rail tracks on the Load/Unload Facility and on the Truck Rack. If, subsequent to July 1, 2014, Landlord transfers to Tenant title to the rail tracks located on the Load/Unload Facility and located on the Truck Rack, then such rail tracks shall thereafter be deemed to be part of the Premises for all purposes of the Lease.

2.	Access Easement. The first sentence of Section 1.02 of the Lease is deleted, and the following sentence is hereby substituted therefor:

Tenant is hereby granted the right of ingress and egress to and from the Premises over and across the Refinery, as reasonably needed by Tenant in order to operate the Rail Facility, the Load/Unload Facility and the Truck Rack (the “Access Easement”).

3.	Rent. Article 3 of the Lease is deleted in its entirety, and the following text is hereby substituted therefor:

ARTICLE 3. RENT

The parties acknowledge that rent for the Existing Premises for entire Lease term has been paid in full in advance, in accordance with the terms of that certain Contribution, Conveyance and Assumption Agreement dated as of November 15, 2012 by and among Tesoro Corporation, Landlord, Tesoro Logistics GP, LLC, Tesoro Logistics LP and Tenant, as amended, restated, modified or supplemented from time to time (the “2012 Contribution Agreement”), and that rent for the Load/Unload Facility and the Truck Rack for the entire remaining term has been paid in full in advance, in accordance with the terms of that certain Contribution, Conveyance and Assumption Agreement dated as of the same date as the First Amendment to Ground Lease by and among Tesoro Corporation, Landlord, Tesoro Logistics GP, LLC, Tesoro Logistics LP, Tenant, Tesoro Alaska Company, LLC, and Tesoro Logistics Pipelines LLC, as amended, restated, modified or supplemented from time to time (the “2014 Contribution Agreement”). The 2012 Contribution Agreement and the 2014 Contribution Agreement are collectively hereafter referred to as the “Contribution Agreement.”

4.	Proration of Taxes. Section 4.03 of the Lease is deleted, and the following text is hereby substituted therefor:

Proration of Taxes. Real Property Taxes payable by Tenant under Section 4.01 above shall be pro-rated between Landlord and Tenant based on the number of days this Lease is in effect during the applicable year compared to 365 days. Personal Property taxes payable by Tenant under Section 4.02 above for the year in which the conveyance of such personal property occurs shall be pro-rated between Landlord and Tenant based on the tax bill for the applicable calendar year.

5.	Utilities. As used in Article 5 entitled “Utilities” and elsewhere in the Lease, from and after the date of this First Amendment, the term “Operational Services Agreement” shall collectively mean and refer to that certain that certain Secondment Agreement dated as of the date of this Amendment, by and between Landlord and Tesoro Logistics GP, LLC, as amended, restated, modified or supplemented from time to time.

6.	Permitted Use. Section 6.01 of the Lease is deleted, and the following text is hereby substituted therefor:

6.01 Permitted Use. Tenant may use the Premises, and the specified portions thereof, only for the following uses (collectively, the “Permitted Use”): (a) the Existing Premises only as the Rail Facility, and the buildings located on the Existing Premises may be used only as administrative offices related to the operation and maintenance of the Rail Facility; (b) the Load/Unload Facility, which includes a rail loading and unloading facility for the loading and unloading of liquefied petroleum gas products and such uses as are related thereto; and (c) the Truck Rack, which includes a 2-lane truck terminal for the terminalling of gasoline and diesel products and a two-lane truck terminal for the terminalling of propane, only for the terminalling of gasoline, diesel and propane and such uses as are related thereto. Notwithstanding the foregoing, the Premises may be used for the purposes specified in the Terminalling Agreement and the Track Use Agreement.

7.	Compliance with Laws. Article 7 of the Lease is deleted in its entirety, and the following text is hereby substituted therefor:

ARTICLE 7. COMPLIANCE WITH LAWS

7.01 Compliance with Laws. Tenant and its employees, agents and invitees shall comply with all applicable federal, state, and local laws, rules, regulations and orders in use of the Premises. Tenant shall secure and maintain current all required permits, licenses, certificates, and approvals relating to its use of the Premises. Landlord shall comply with all applicable federal, state, and local laws, rules, regulations and orders pertaining to the operation of the Refinery and the Premises to the extent reasonably necessary to enable Tenant to exercise its rights provided hereunder. Tenant shall comply with all obligations of the Contracts for Assignment to the extent applicable to the Premises.

7.02 Emergencies. In the event of any emergency occurring on or about the Premises, Landlord and Tenant shall diligently cooperate in good faith to appropriately manage the emergency situation in a timely and effective manner. Such cooperation shall include, but not be limited to, providing of necessary access to all portions of the Premises and the improvements thereon.

8.	Ownership of Buildings, Improvements and Fixtures. Section 8.3 of the Lease is deleted, and the following text is hereby substituted in its place:

8.03 Ownership of Buildings, Improvements and Fixtures. Any buildings, improvements, additions, alterations, and fixtures existing, constructed, placed or maintained on any part of the Premises during the Lease term are considered part of the real property of the Premises but shall be and remain the property of Tenant during the Lease term, including all rail lines and equipment related to the Rail Facility, all loading and unloading improvements, fixtures and equipment related to the Load/Unload Facility, and all improvements, fixtures and equipment related to the Truck Rack, whether situated on the Premises as of the Commencement Date or hereafter placed on the Premises by Tenant. Notwithstanding the foregoing, Landlord shall continue to own (unless transferred to Tenant subsequent to July 1, 2014) all rail tracks located on the Load/Unload Facility or located on the Truck Rack. In addition to Landlord’s right of entry set forth in Section 17.01 hereof, Landlord shall have the right upon not less than twenty-four hours’ notice to Tenant (except in the case of emergencies, in which no prior notice is required) to enter upon the Premises for the purposes of inspecting, maintaining, repairing, modifying and/or replacing all or any portion of the Rail Facility, Load/Unload Facility or Truck Rack located thereon, to the extent that Tenant has failed to do so and such failure to complete the maintenance, repair, modification or replacement is in violation of Tenant’s obligations hereunder. To the extent that any such maintenance, repair, modification or replacement is undertaken by Landlord, Tenant shall reimburse Landlord for all costs incurred, within thirty (30) day following receipt of an invoice from Landlord detailing such amounts.

9.	Tenant’s Duty to Maintain and Repair. Section 10.01 of the Lease is amended by adding the following at the end thereof: “and in compliance with the terms of the Terminalling Agreement and the MUTA. Notwithstanding the foregoing, Tenant shall have no obligation to maintain and repair (and Landlord shall maintain and repair) any rail tracks located on the Load/Unload Facility and located on the Truck Rack. If, subsequent to July 1, 2014, Landlord transfers to Tenant title to the rail tracks located on the Load/Unload Facility and located on the Truck Rack, then such rail tracks shall thereafter be deemed to be part of the Premises and Tenant shall thereafter maintain and repair such rail tracks in accordance with this Section 10.01.” Section 10.02 of the Lease is hereby deleted in its entirety.

10.	Insurance and Indemnification. Article 13 of the Lease is deleted in its entirety, and the following text is hereby substituted therefor:

ARTICLE 13. INSURANCE AND INDEMNIFICATION

13.01 Insurance on Buildings and Improvements. At all times during the Lease term, Tenant will keep all buildings and other improvements located or being constructed on the Premises insured against loss or damage by fire, with extended-coverage endorsement or its equivalent. This insurance is to be carried by insurance companies selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld or delayed. The insurance must be paid for by Tenant and will be in amounts not less than eighty percent (80%) of the full insurable value of the buildings and other improvements. Tenant may self-insure a greater percentage of this coverage if so agreed by Landlord and Tenant in writing.1

13.02 Other Agreements. The liability insurance and indemnification obligations of Landlord and Tenant are set forth in the Terminalling Agreement, the Track Use Agreement, and the MUTA (collectively, the “Commercial Agreements”), and that certain Third Amended and Restated Omnibus Agreement (the “Omnibus Agreement”) among Tesoro Corporation, Landlord, Tesoro Companies, Inc., Tesoro Alaska Company LLC, Tesoro Logistics LP and Tesoro Logistics GP, LLC. In the event of a conflict of provisions of the Commercial Agreements and those of the Omnibus Agreement, the Omnibus Agreement shall prevail with respect to issues related to the contribution of the assets described therein, but not with respect to the ordinary operations of such assets as set forth in the Commercial Agreements.

11.	Tenant’s Option to Purchase. Article 18 of the Lease is deleted, and the following text is hereby substituted therefor:

ARTICLE 18. TENANT’S OPTION TO PURCHASE PREMISES

18.01 Grant of Option to Purchase. Landlord hereby grants to Tenant an option to purchase the Premises upon all of the terms, covenants and conditions set forth in this Article 18 (the “Option to Purchase”). The Option to Purchase may be exercised with respect to the entire Premises, or with respect to the Rail Facility, the Load/Unload Facility or the Truck Rack, or a combination thereof.

18.02 Exercise of Option to Purchase. Tenant may exercise the Option to Purchase at any time during the term of this Lease, so long as (a) Tenant is not in default of any of the terms of this Lease, the Terminalling Agreement, the Track Use Agreement, that certain Anacortes Mutual

[1]	This language is subject to further review to determine if it conforms with TLO’s existing coverage.

Track Use Agreement dated as November 15, 2012 between Landlord and Tenant (the “MUTA”), and (b) as a condition to such exercise, Tenant agrees that for so long as Landlord is operating the Refinery and requires the operation of the Rail Facility, the Load/Unload Facility and the Truck Rack in connection therewith, Tenant and its successors and assigns will continue to operate the Rail Facility, the Load/Unload Facility and the Truck Rack on the Premises in compliance with applicable agreements between Landlord and Tenant that exist at the time. Tenant may exercise the Option to Purchase, with respect to the entire Premises or a portion thereof, by (1) providing written notice to Landlord in the manner provided in Section 20.03 below stating that Tenant is exercising the Option to Purchase, and specifying the portion of the Premises with respect to which the Option to Purchase is being exercised, and (2) depositing the purchase price in the amount of One Dollar ($1.00) with First American Title Insurance Company (the “Closing Agent”) or such other title insurance company as is satisfactory to the parties. The date on which Tenant exercises the Option to Purchase, whether on one or more occasions, is the “Exercise Date.”

18.03 Closing Costs; Conveyance. The closing of the sale of the Premises (or a portion thereof, if for less than the entire Premises) shall occur within six (6) months from the Exercise Date with respect to which notice was given; otherwise Tenant’s exercise of its Option to Purchase shall be void. All costs associated with the closing of an Option to Purchase shall be the responsibility of Tenant. More particularly, Tenant shall bear all costs of performing one or more lot line adjustments or other subdivision of the Premises (or the Rail Facility, the Load/Unload Facility or the Truck Rack, as appropriate, if the Option to Purchase is being exercised with respect to less than the entire Premises), such that the Rail Facility, the Load/Unload Facility and/or the Truck Rack, as necessary, are each comprised of one or more legal lots that are separate from the remainder of the Refinery, prior to the conveyance of title of such legal lots to Tenant. Landlord shall, at no expense for outside fees to Landlord, cooperate with Tenant in connection with such lot line adjustments or subdivision, and promptly following the date on which such lot line adjustments or subdivision is obtained, Tenant shall provide evidence to Landlord of the status of the Rail Facility, the Load/Unload Facility and/or the Truck Rack, as appropriate, as a separate legal lot or lots. Tenant shall pay all title, escrow and transfer fees applicable to the conveyance of the Premises or a portion thereof from Landlord to Tenant. Title to the Premises or any portion thereof shall be conveyed by Special Warranty Deed, warranting only that Landlord is the fee simple owner of the real property conveyed and that it will defend title to such real property only as to claims arising by, through or under Landlord and not otherwise.

18.04 Execution of Closing Agreement. In connection with the conveyance of the Premises or a portion thereof from Landlord to Tenant pursuant to the terms of this Article 18, Landlord and Tenant shall, in each instance of a conveyance, execute an agreement (the “Right of First Refusal and Option Agreement”) in substantially the form of Exhibit C attached hereto, whereby Tenant, as the fee owner of the Premises (or the Rail Facility, the Load/Unload Facility and/or the Truck Rack, as appropriate), shall grant to Landlord, as the owner and operator of the Refinery (a) a right of first refusal to purchase the Premises (or the Rail Facility, the Load/Unload Facility and/or the Truck Rack, as appropriate), which right shall be exercisable in the event that Tenant shall enter into an agreement to sell the Premises (or the Rail Facility, the Load/Unload Facility and/or the Truck Rack, as appropriate), to a third party, and (b) an option to purchase the Premises (or only the Rail Facility, the Load/Unload Facility or the Truck Rack, as appropriate), which option shall be exercisable in the event that Tenant fails to operate the portion of the Premises purchased in the same manner as if this Lease remained in existence. Additionally, in connection with such Option and Right of First Refusal Agreement, Landlord and Tenant shall execute a memorandum of agreement, in recordable form, and concurrently with the recording of the Special Warranty Deed from Landlord to Tenant, such memorandum shall be recorded in the real property records of Skagit County, giving notice to third parties of the option and right of first refusal in favor of Landlord.

Exhibit C attached hereto shall supersede and replace Exhibit C attached to the Lease.

12.	Landlord’s Right of Recapture. The first sentence of Article 19 is deleted, and the following sentence is hereby substituted therefor:

If, during the term of this Lease, Tenant fails or has elected not to operate the Rail Facility, the Load/Unload Facility or the Truck Rack, or any of them, for a period of time (but not counting any period of time when the Refinery is not in operation) equal to (a) two (2) years continuously, or (b) a total of two (2) years within any 5-year period, then following the end of such 2-year period of non-operation, and for so long as Tenant has not resumed operating the Rail Facility, the Load/Unload Facility or the Truck Rack, as appropriate, located on the Premises, Landlord shall have the right to provide Tenant with written notice stating that Landlord has elected to recapture the Premises (or the applicable portion thereof) and terminate this Lease (the “Recapture Notice”).

13.	Other Agreements. Subsection 20.07(a) of the Lease is deleted, and the following text is hereby substituted in its place:

This Lease, together with the Terminalling Agreement, the Track Use Agreement, the MUTA, the Contribution Agreement, the Operational Services Agreement, the Omnibus Agreement, and the other documents executed by Landlord and Tenant concurrently herewith, constitute the parties’ sole agreement with respect to the subject matter of this Lease and such agreements supersede any prior understandings or written or oral agreements between the parties with respect to the subject matter of this Lease.

14.	Effect of Amendment. Except as expressly set forth in this First Amendment, the terms of the Lease remain in full force and effect and are hereby ratified and confirmed.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE.]

IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be duly executed as of the day and year first above written.

LANDLORD:		TENANT:

TESORO REFINING & MARKETING COMPANY LLC		TESORO LOGISTICS OPERATIONS LLC

By:	/s/ G. Scott Spendlove	By:	/s/ Phillip M. Anderson
	G. Scott Spendlove		Phillip M. Anderson
	Senior Vice President and Chief Financial Officer		President

STATE OF TEXAS             )

                                               ) ss.

COUNTY OF BEXAR         )

I certify that I know or have satisfactory evidence that G. Scott Spendlove is the person who appeared before me, who signed this instrument as the Senior Vice President and Chief Financial Officer of TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company, and acknowledged it to be the free and voluntary act of such company for the uses and purposes mentioned in the instrument, and on oath stated he was authorized to execute said instrument.

Dated:             , 2014

Print Name:
NOTARY PUBLIC in and for the State of
, residing at
My appointment expires

STATE OF TEXAS             )

                                               ) ss.

COUNTY OF BEXAR         )

I certify that I know or have satisfactory evidence that Phillip M. Anderson is the person who appeared before me, who signed this instrument as the President of TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company, and acknowledged it to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument, and on oath stated he was authorized to execute said instrument.

Dated:             , 2014

Print Name:
NOTARY PUBLIC in and for the State of
, residing at
My appointment expires

EXHIBIT B

TO

FIRST AMENDMENT TO GROUND LEASE

Legal Description of Premises

ANACORTES TRUCK/PROPANE TERMINAL AREA/LPG LOADING RACKS AREA

AND RAIL FACILITY COMBINED

A PORTION OF LAND BEING LOCATED WITHIN GOVERNMENT LOT 1, SECTION 28, GOVERNMENT LOTS 1, 2, 3 AND 4, SECTION 29, AND GOVERNMENT LOTS 7 AND 8, SECTION 32, TOWNSHIP 35 NORTH, RANGE 2 EAST, OF THE WILLAMETTE MERIDIAN, SKAGIT COUNTY, WASHINGTON, ALSO BEING THAT PORTION OF LAND DESCRIBED IN MEMORANDUM OF GROUND LEASE, TENANT’S OPTION TO PURCHASE; RIGHT OF RIGHT OF FIRST REFUSAL AND OPTION AGREEMENT, RECORDED AS AUDITORS FILE NUMBER 201301080048, RECORDS OF SKAGIT COUNTY, OREGON, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

AREA T-1 (ANACORTES TRUCK/PROPANE TERMINAL AREA)

BEGINNING AT A POINT BEARING NORTH 02° 53' 32" EAST 2472.20 FEET ALONG THE SECTION LINE COMMON TO SAID SECTIONS 28 AND 29, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., AND NORTH 87° 06'44" WEST 1003.59 FEET FROM THE SECTION CORNER COMMON TO SECTIONS 28/29/32/33, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., SAID SECTION CORNER BEING MARKED BY A 3  1⁄4 INCH DIAMETER ALUMINUM CAP MARKED DEPT. OF NATURAL RESOURCES, WASHINGTON T35N R2E S28, S29, S32, S33 PLS 31444, 2000, SAID POINT OF BEGINNING ALSO BEING A POINT WESTERLY BOUNDARY OF THAT AREA DESCRIBED IS SAID MEMORANDUM OF GROUND LEASE, TENANT’S OPTION TO PURCHASE; RIGHT OF RIGHT OF FIRST REFUSAL AND OPTION AGREEMENT, RECORDED AS AUDITORS FILE NUMBER 201301080048;

THENCE ALONG SAID WESTERLY BOUNDARY, NORTH 86°53’09” WEST 24.22 FEET TO A POINT;

THENCE NORTH 07°58'01" WEST 8.04 FEET TO A POINT;

THENCE NORTH 42°26'45" WEST 14.46 FEET TO A POINT;

THENCE NORTH 89°52'37" WEST 16.40 FEET TO A POINT;

THENCE LEAVING SAID WESTERLY BOUNDARY, NORTH 00°48’14” EAST 42.04 FEET TO A POINT;

THENCE NORTH 89°11'46" WEST 90.25 FEET TO A POINT;

THENCE SOUTH 60°46'46" WEST 24.78 FEET TO A POINT;

THENCE NORTH 52°32'10" WEST 33.62 FEET TO A POINT ON THE EASTERLY RIGHT OF WAY (BEING 25.00 FEET FROM WHEN MEASURED AT RIGHT ANGLES TO THE CENTERLINE) OF MARCH’S POINT ROAD;

THENCE ALONG SAID EASTERLY RIGHT OF WAY, NORTH 08°19'59" EAST 123.86 FEET TO A POINT;

THENCE NORTH 07°23'56" EAST 57.60 FEET TO A POINT;

THENCE NORTH 18°27'59" EAST 450.89 FEET TO A POINT;

THENCE LEAVING SAID EASTERLY RIGHT OF WAY, SOUTH 73°44'35" EAST 5.81 FEET TO A POINT TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 141.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 75°29'35", (THE CHORD BEING NORTH 55°13'56" EAST 172.63 FEET) HAVING AN ARC LENGTH OF 185.78 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 87°01'16" EAST 147.43 FEET TO A POINT;

THENCE SOUTH 41°53'19" EAST 51.31 FEET TO A POINT;

THENCE SOUTH 86°27'44" EAST 264.85 FEET TO A POINT;

THENCE SOUTH 26°35'07" WEST 16.34 FEET ON SAID WESTERLY BOUNDARY, SAID POINT ALSO BEING A POINT OF CURVATURE;

THENCE ALONG SAID WESTERLY BOUNDARY, ALONG THE ARC OF A 1170.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 06°52'19", (THE CHORD BEING SOUTH 30°01'17" WEST 140.24 FEET) HAVING AN ARC LENGTH OF 140.33 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 33°27'26" WEST 221.44 FEET TO A POINT;

THENCE SOUTH 64°59'14" WEST 12.30 FEET TO A POINT;

THENCE SOUTH 03°43'39" WEST 18.74 FEET TO A POINT;

THENCE SOUTH 47°33'57" WEST 8.19 FEET TO A POINT;

THENCE NORTH 89°12'10" WEST 7.74 FEET TO A POINT;

THENCE SOUTH 16°34'12" WEST 3.31 FEET TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 95.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 21°55'06", (THE CHORD BEING SOUTH 27°31'45" WEST 36.12 FEET) HAVING AN ARC LENGTH OF 36.34 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 38°29'18" WEST 148.86 FEET TO A POINT;

THENCE SOUTH 71°03'58" WEST 22.10 FEET TO A POINT;

THENCE SOUTH 20°08'39" WEST 38.30 FEET TO A POINT;

THENCE NORTH 63°04'10" WEST 18.24 FEET TO A POINT;

THENCE SOUTH 55°20'50" WEST 22.71 FEET TO A POINT;

THENCE SOUTH 48°19'07" WEST 199.32 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 55.00 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 30°17'53", (THE CHORD BEING SOUTH 33°07'20" WEST 28.75 FEET) HAVING AN ARC LENGTH OF 29.08 FEET TO A POINT OF NON-TANGENCY;

THENCE SOUTH 17°58'23" WEST 7.74 FEET TO THE POINT OF BEGINNING;

THIS DESCRIPTION CONTAINS 7.445 ACRES, MORE OR LESS.

AREA T-2 (ANACORTES TRUCK/PROPANE TERMINAL AREA)

BEGINNING AT A POINT BEARING NORTH 02° 53' 32" EAST 2661.76 FEET ALONG THE SECTION LINE COMMON TO SAID SECTIONS 28 AND 29, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., AND NORTH 82° 24'54" WEST 417.18 FEET FROM THE SECTION CORNER COMMON TO SECTIONS 28/29/32/33, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., SAID SECTION CORNER BEING MARKED BY A 3  1⁄4 INCH DIAMETER ALUMINUM CAP MARKED DEPT. OF NATURAL RESOURCES, WASHINGTON T35N R2E S28, S29, S32, S33 PLS 31444, 2000;

THENCE SOUTH 43°15'51" WEST 46.69 FEET TO A POINT;

THENCE SOUTH 69°34'39" WEST 93.08 FEET TO A POINT;

THENCE NORTH 84°45'44" WEST 120.27 FEET TO A POINT;

THENCE NORTH 67°26'45" WEST 80.26 FEET TO A POINT ON THE EASTERLY BOUNDARY OF THAT AREA DESCRIBED IS SAID MEMORANDUM OF GROUND LEASE, TENANT’S OPTION TO PURCHASE; RIGHT OF RIGHT OF FIRST REFUSAL AND OPTION AGREEMENT, RECORDED AS AUDITORS FILE NUMBER 201301080048;

THENCE ALONG SAID EASTERLY BOUNDARY, NORTH 41°36'44" EAST 93.48 FEET TO A POINT;

THENCE NORTH 32°03'51" EAST 91.66 FEET TO A POINT;

THENCE NORTH 28°39'47" EAST 73.64 FEET TO A POINT;

THENCE NORTH 30°59'34" EAST 236.70 FEET TO A POINT;

THENCE NORTH 25°27'42" EAST 694.97 FEET TO A POINT;

THENCE LEAVING SAID EASTERLY BOUNDARY, SOUTH 87°01'06" EAST 129.04 FEET TO A POINT;

THENCE SOUTH 24°55'59" WEST 309.47 FEET TO A POINT;

THENCE SOUTH 23°06'04" WEST 270.16 FEET TO A POINT;

THENCE SOUTH 22°57'59" WEST 178.12 FEET TO A POINT;

THENCE SOUTH 18°46'41" WEST 79.22 FEET TO A POINT;

THENCE SOUTH 11°51'11" WEST 248.29 FEET THE POINT OF BEGINNING;

THIS DESCRIPTION CONTAINS 4.194 ACRES, MORE OR LESS.

LPG LOADING RACKS AREA

BEGINNING AT A POINT BEARING NORTH 02° 53' 32" EAST 1330.90 FEET ALONG THE SECTION LINE COMMON TO SAID SECTIONS 28 AND 29, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., AND NORTH 88° 09'12" WEST 757.58 FEET FROM THE SECTION CORNER COMMON TO SECTIONS 28/29/32/33, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., SAID SECTION CORNER BEING MARKED BY A 3  1⁄4 INCH DIAMETER ALUMINUM CAP MARKED DEPT. OF NATURAL RESOURCES, WASHINGTON T35N R2E S28, S29, S32, S33 PLS 31444, 2000;

THENCE NORTH 87°48'11" WEST 106.79 FEET TO A POINT EASTERLY BOUNDARY OF THAT AREA DESCRIBED IS SAID MEMORANDUM OF GROUND LEASE, TENANT’S OPTION TO PURCHASE; RIGHT OF RIGHT OF FIRST REFUSAL AND OPTION AGREEMENT, RECORDED AS AUDITORS FILE NUMBER 201301080048;

THENCE ALONG SAID EASTERLY BOUNDARY, NORTH 86°10'11" WEST 64.79 TO A POINT;

THENCE NORTH 02°49'52" EAST 268.66 TO A POINT;

THENCE NORTH 86°57'37" WEST 9.56 TO A POINT;

THENCE NORTH 03°02'23" EAST 32.76 TO A POINT;

THENCE SOUTH 86°57'37" EAST 4.45 TO A POINT;

THENCE NORTH 03°02'23" EAST 175.70 TO A POINT;

THENCE NORTH 86°57'37" WEST 4.66 TO A POINT;

THENCE NORTH 03°02'23" EAST 23.35 TO A POINT;

THENCE SOUTH 86°57'37" EAST 9.51 TO A POINT;

THENCE NORTH 03°02'23" EAST 215.61 TO A POINT;

THENCE NORTH 86°57'37" WEST 9.94 TO A POINT;

THENCE NORTH 03°02'23" EAST 23.36 TO A POINT;

THENCE SOUTH 86°57'37" EAST 9.94 TO A POINT;

THENCE NORTH 03°02'23" EAST 188.41 TO A POINT;

THENCE NORTH 86°57'37" WEST 9.79 TO A POINT;

THENCE NORTH 03°02'23" EAST 22.87 TO A POINT;

THENCE SOUTH 86°57'37" EAST 9.89 TO A POINT;

THENCE NORTH 14°30'48" EAST 165.26 TO A POINT;

THENCE NORTH 27°02'07" EAST 89.90' TO A POINT;

THENCE NORTH 45°47'17" EAST 30.10 TO A POINT;

THENCE NORTH 65°05'46" EAST 49.52 TO A POINT;

THENCE LEAVING SAID EASTERLY BOUNDARY, NORTH 81°10'11" EAST 30.74 TO A POINT;

THENCE SOUTH 89°10'11" EAST 39.80 TO A POINT;

THENCE SOUTH 88°09'27" EAST 138.60 TO A POINT;

THENCE SOUTH 05°28'49" WEST 207.14 TO A POINT;

THENCE SOUTH 81°39'33" EAST 83.24 TO A POINT;

THENCE SOUTH 02°43'22" EAST 125.56 TO A POINT;

THENCE SOUTH 87°42'18" EAST 198.20 TO A POINT;

THENCE SOUTH 05°33'35" WEST 126.24 TO A POINT;

THENCE NORTH 87°02'54" WEST 201.71 TO A POINT;

THENCE SOUTH 28°39'02" WEST 69.62 TO A POINT;

THENCE NORTH 86°15'07" WEST 169.20 TO A POINT;

THENCE SOUTH 02°55'07" WEST 39.56 TO A POINT;

THENCE SOUTH 50°38'24" WEST 25.27 TO A POINT;

THENCE NORTH 87°07'14" WEST 30.16 TO A POINT;

THENCE SOUTH 02°56'48" WEST 669.40 TO THE POINT OF BEGINNING.

THIS DESCRIPTION CONTAINS 7.898 ACRES, MORE OR LESS.

RAIL FACILITIES

BEGINNING AT MONUMENT 30 PER SHELL SURVEY CONTROL POINTS MAP NO. 40RA-100, DATED FEBRUARY 26, 1964, LOCATED AT THE INTERSECTION OF “G” STREET AND 8TH STREET; THENCE SOUTH 02°56'22" WEST, ALONG SAID “G” STREET, A DISTANCE OF 1999.69 FEET AS DEPICTED ON THAT CERTAIN RECORD OF SURVEY RECORDED UNDER AUDITOR’S FILE NUMBER 200101080077, RECORDS OF SKAGIT COUNTY, WASHINGTON, TO MONUMENT 26 OF SAID CONTROL POINTS MAP, LOCATED AT THE INTERSECTION OF “G” STREET AND 11TH STREET; THENCE SOUTH 52°09'16" WEST A DISTANCE OF 3276.59 FEET TO THE TRUE POINT OF BEGINNING, SAID POINT ALSO BEING SOUTH 07° 23' 06" WEST 1952.43 FEET FROM THE SECTION CORNER COMMON TO SECTIONS 28/29/32/33, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., SAID SECTION CORNER BEING MARKED BY A 3  1⁄4 INCH DIAMETER ALUMINUM CAP MARKED DEPT. OF NATURAL RESOURCES, WASHINGTON T35N R2E S28, S29, S32, S33 PLS 31444, 2000;

THENCE NORTH 24°44'56" WEST 142.50 FEET TO A POINT;

THENCE NORTH 00°12'34" EAST 142.35 FEET TO A POINT;

THENCE NORTH 05°17'05" WEST 62.72 FEET TO A POINT;

THENCE NORTH 89°10'01" WEST 351.62 FEET TO A POINT;

THENCE NORTH 05°01'32" WEST 588.00 FEET TO A POINT;

THENCE NORTH 09°43'59" WEST 419.68 FEET TO A POINT;

THENCE NORTH 07°55'01" WEST 42.59 FEET TO A POINT;

THENCE NORTH 09°49'41" WEST 343.75 FEET TO A POINT;

THENCE NORTH 12°00'42" WEST 399.03 FEET TO A POINT;

THENCE NORTH 12°33'11" WEST 376.45 FEET TO A POINT;

THENCE NORTH 12°07'52" WEST 383.67 FEET TO A POINT;

THENCE NORTH 12°28'04" WEST 433.60 FEET TO A POINT;

THENCE NORTH 07°52'56" WEST 42.44 FEET TO A POINT;

THENCE NORTH 86°52'52" WEST 44.55 FEET TO A POINT;

THENCE NORTH 12°20'01" WEST 5.96 FEET TO A POINT ON THE EASTERLY RIGHT OF WAY (BEING 25.00 FEET FROM WHEN MEASURED AT RIGHT ANGLES TO THE CENTERLINE) OF MARCH’S POINT ROAD, SAID POINT BEING A POINT OF CURVATURE;

THENCE ALONG SAID EASTERLY RIGHT OF WAY, ALONG THE ARC OF A 522.92 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 22°59'00", (THE CHORD BEING NORTH 00°50'31" WEST 208.36 FEET) HAVING AN ARC LENGTH OF 209.76 FEET TO A POINT OF TANGENCY;

THENCE NORTH 10°38'59" EAST 829.57 FEET TO A POINT;

THENCE LEAVING SAID EASTERLY RIGHT OF WAY, NORTH 49°50'04" EAST 195.57 FEET TO A POINT;

THENCE SOUTH 89°52'37" EAST 32.81 TO A POINT;

THENCE SOUTH 42°26'45" EAST 14.46 TO A POINT;

THENCE SOUTH 07°58'01" EAST 8.04 TO A POINT;

THENCE SOUTH 86°53'09" EAST 24.22 TO A POINT;

THENCE NORTH 17°58'23" EAST 7.74 TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 55.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 30°17'53", (THE CHORD BEING NORTH 33°07'20" EAST 28.75 FEET) HAVING AN ARC LENGTH OF 29.08 FEET TO A POINT OF TANGENCY;

THENCE NORTH 48°19'07" EAST 199.32 TO A POINT;

THENCE NORTH 55°20'50" EAST 22.71 TO A POINT;

THENCE SOUTH 63°04'10" EAST 18.24 TO A POINT;

THENCE NORTH 20°08'39" EAST 38.30 TO A POINT;

THENCE NORTH 71°03'58" EAST 22.10 TO A POINT;

THENCE NORTH 38°29'18" EAST 148.86 TO A POINT;

THENCE ALONG THE ARC OF A 95.00 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 21°55'06" (THE CHORD BEING NORTH 27°31'45" EAST 36.12 FEET) HAVING AN ARC LENGTH OF 36.34 FEET TO A POINT OF NON-TANGENCY;

THENCE NORTH 16°34'12" EAST 3.31 TO A POINT;

THENCE SOUTH 89°12'10" EAST 7.74 TO A POINT;

THENCE NORTH 47°33'57" EAST 8.19 TO A POINT;

THENCE NORTH 03°43'39" EAST 18.74 TO A POINT;

THENCE NORTH 64°59'14" EAST 12.30 TO A POINT;

THENCE NORTH 33°27'26" EAST 221.44 TO A POINT;

THENCE ALONG THE ARC OF A 1170.00 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 06°52'19" (THE CHORD BEING NORTH 30°01'17" EAST 140.24 FEET) HAVING AN ARC LENGTH OF 140.33 FEET TO A POINT OF TANGENCY;

THENCE NORTH 26°35'07" EAST 77.07 TO A POINT;

THENCE NORTH 26°48'10" EAST 142.95 FEET TO A POINT;

THENCE NORTH 25°23'46" EAST 630.86 FEET TO A POINT;

THENCE SOUTH 64°36'02" EAST 8.55 FEET TO A POINT;

THENCE NORTH 25°23'58" EAST 115.57 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 613.11 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 54°39'15", (THE CHORD BEING NORTH 52°43'36" WEST 562.92 FEET) HAVING AN ARC LENGTH OF 584.85 FEET TO A POINT OF NON-TANGENCY;

THENCE NORTH 09°56'47" WEST 1.21 FEET TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 575.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 11°41'21", (THE CHORD BEING NORTH 87°03'44" EAST 117.10 FEET) HAVING AN ARC LENGTH OF 117.31 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 87°05'36" EAST 258.33 FEET TO A POINT;

THENCE SOUTH 05°00'08" WEST 29.39 FEET TO A POINT;

THENCE NORTH 87°11'49" WEST 266.22 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 360.00 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 11°37'04", (THE CHORD BEING SOUTH 86°59'38" WEST 72.87 FEET) HAVING AN ARC LENGTH OF 73.00 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 81°11'06" WEST 38.85 FEET TO A POINT;

THENCE SOUTH 84°18'00" WEST 10.12 FEET TO A POINT;

THENCE SOUTH 69°47'07" WEST 10.13 FEET TO A POINT;

THENCE SOUTH 77°11'58" WEST 10.77 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 500.00 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 16°27'19", (THE CHORD BEING SOUTH 68°58'18" WEST 143.11 FEET) HAVING AN ARC LENGTH OF 143.60 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 60°44'39" WEST 70.59 FEET TO A POINT;

THENCE SOUTH 56°29'41" WEST 42.75 FEET TO A POINT;

THENCE SOUTH 49°55'22" WEST 49.34 FEET TO A POINT;

THENCE SOUTH 43°09'57" WEST 58.51 FEET TO A POINT;

THENCE SOUTH 27°12'38" WEST 30.70 FEET TO A POINT;

THENCE SOUTH 06°14'42" WEST 9.16 FEET TO A POINT;

THENCE NORTH 81°15'45" WEST 7.88 FEET TO A POINT;

THENCE SOUTH 30°35'40" WEST 86.24 FEET TO A POINT;

THENCE SOUTH 26°36'03" WEST 86.65 FEET TO A POINT;

THENCE SOUTH 46°11'14" EAST 20.60 FEET TO A POINT;

THENCE SOUTH 13°54'58" WEST 25.06 FEET TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 90.61 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 42°54'14", (THE CHORD BEING SOUTH 43°22'47" WEST 66.27 FEET) HAVING AN ARC LENGTH OF 67.85 FEET TO A POINT OF NON-TANGENCY;

THENCE SOUTH 21°59'47" WEST 6.78 FEET TO A POINT;

THENCE NORTH 73°29'41" WEST 6.50 FEET TO A POINT;

THENCE SOUTH 25°27'42" WEST 910.40 FEET TO A POINT;

THENCE SOUTH 30°59'34" WEST 236.70 TO A POINT;

THENCE SOUTH 28°39'47" WEST 73.64 TO A POINT;

THENCE SOUTH 32°03'51" WEST 91.66 TO A POINT;

THENCE SOUTH 41°36'44" WEST 146.12 TO A POINT;

THENCE SOUTH 16°08'52" WEST 58.97 FEET TO A POINT;

THENCE SOUTH 65°05'46" WEST 49.52 FEET TO A POINT;

THENCE SOUTH 45°47'17" WEST 30.10 FEET TO A POINT;

THENCE SOUTH 27°02'07" WEST 89.90 FEET TO A POINT;

THENCE SOUTH 14°30'48" WEST 165.26 FEET TO A POINT;

THENCE NORTH 86°57'37" WEST 9.89 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 22.87 FEET TO A POINT;

THENCE SOUTH 86°57'37" EAST 9.79 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 188.41 FEET TO A POINT;

THENCE NORTH 86°57'37" WEST 9.94 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 23.36 FEET TO A POINT;

THENCE SOUTH 86°57'37" EAST 9.94 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 215.61 FEET TO A POINT;

THENCE NORTH 86°57'37" WEST 9.51 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 23.35 FEET TO A POINT;

THENCE SOUTH 86°57'37" EAST 4.66 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 175.70 FEET TO A POINT;

THENCE NORTH 86°57'37" WEST 4.45 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 32.76 FEET TO A POINT;

THENCE SOUTH 86°57'37" EAST 9.56 FEET TO A POINT;

THENCE SOUTH 02°49'52" WEST 268.66 FEET TO A POINT;

THENCE SOUTH 86°10'11" EAST 64.79 FEET TO A POINT;

THENCE SOUTH 01°33'52" WEST 352.96 FEET TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 560.00 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 32°25'38", (THE CHORD BEING SOUTH 06°15'25" EAST 312.73 FEET) HAVING AN ARC LENGTH OF 316.94 FEET TO A POINT OF NON-TANGENCY;

THENCE SOUTH 16°15'24" EAST 319.42 FEET TO A POINT;

THENCE SOUTH 14°57'10" EAST 140.54 FEET TO A POINT;

THENCE SOUTH 10°52'54" EAST 96.00 FEET TO A POINT;

THENCE SOUTH 13°42'27" EAST 159.08 FEET TO A POINT;

THENCE SOUTH 15°00'31" EAST 145.44 FEET TO A POINT;

THENCE SOUTH 20°07'43" EAST 132.54 FEET TO A POINT;

THENCE SOUTH 14°40'44" EAST 297.68 FEET TO A POINT;

THENCE SOUTH 13°21'25" EAST 147.08 FEET TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 2094.73 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 08°06'59", (THE CHORD BEING SOUTH 12°31'50" EAST 296.49 FEET) HAVING AN ARC LENGTH OF 296.74 FEET TO A POINT OF NON-TANGENCY;

THENCE SOUTH 07°46'54" EAST 68.77 FEET TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 37.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 49°12'54", (THE CHORD BEING SOUTH 03°55'29" WEST 30.81 FEET) HAVING AN ARC LENGTH OF 31.78 FEET TO A POINT OF NON-TANGENCY;

THENCE SOUTH 00°13'05" EAST 49.90 FEET TO A POINT;

THENCE SOUTH 08°40'52" EAST 250.61 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 1340.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 09°26'37", (THE CHORD BEING SOUTH 03°57'34" EAST 220.61 FEET) HAVING AN ARC LENGTH OF 220.86 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 00°45'44" WEST 160.11 FEET TO A POINT;

THENCE SOUTH 01°28'08" EAST 176.30 FEET TO THE TRUE POINT OF BEGINNING.

THIS AREA CONTAINS 37.539 ACRES, MORE OR LESS.

HEREIN DESCRIBED BEARINGS ARE BASED UPON THE WASHINGTON COORDINATE SYSTEM, NORTH ZONE (NAD83) 2011.

EXHIBIT C

TO

FIRST AMENDMENT TO GROUND LEASE

RIGHT OF FIRST REFUSAL,

OPTION AGREEMENT

AND

AGREEMENT OF PURCHASE AND SALE

THIS RIGHT OF FIRST REFUSAL, OPTION AGREEMENT AND AGREEMENT OF PURCHASE AND SALE (“Agreement”) is made and entered into this             day of             ,             , by and between TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company (“TLO”), and TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company (“TRMC”).

BACKGROUND

A. TLO and TRMC entered into that certain Ground Lease dated November 15, 2012, as amended by that certain First Amendment to Ground Lease dated July 1, 2014 (collectively, the “Ground Lease”) for certain premises located in Skagit County, Washington (the “Premises”). The Premises consist of three different parcels of real property on which are located the Rail Facility, the Load/Unload Facility and the Truck Rack (one or more, the “Premises Facilities”). Pursuant to the terms of the Ground Lease, TLO has an option to purchase the Premises Facilities, whether in one or more transactions, from TRMC. The legal description of each of the Premises Facilities is set forth on Exhibit A attached hereto.

B. TLO has validly exercised its option to purchase with respect to the                     [specify which of the Premises Facilities], and concurrent herewith, TRMC is conveying the                     [specify which of the Premises Facilities] to TLO. Pursuant to the terms of the Ground Lease (which shall terminate, either in whole or in part, as applicable, upon the closing of the sale transaction), the parties are to enter into a Right of First Refusal and Option Agreement setting forth the terms upon which TRMC has a right to repurchase the Premises Facilities previously sold to TLO, in the event that (i) TLO elects to market any of the Premises Facilities and thereafter receives a bona fide offer from a third party to purchase such Premises Facilities, or (ii) TLO fails to maintain the Premises Facilities in a condition capable of performing in accordance with the terms of (x) that certain Track Use and Throughput Agreement between TRMC and TLO dated as of the date hereof (as the same may be amended, modified and/or extended) (the “Track Use Agreement”); (y) that certain Anacortes Mutual Track Use Agreement between TRMC and TLO dated as of the date hereof (the “MUTA”); or (z) that certain Terminalling Services Agreement – Anacortes (the “Terminalling Agreement”) (collectively, the “Required Operating Agreements”).

C. The parties desire to set forth the terms pertaining to the right of first refusal and the option to repurchase, and to provide for a memorandum of agreement to be recorded in the real property records of Skagit County, Washington, giving notice of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual terms, conditions, covenants and promises set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TLO and TRMC hereby agree as follows:

1.	Right of First Refusal.

(a)	Grant of Right of First Refusal. TLO hereby grants to TRMC, and TRMC hereby accepts from TLO, a right of first refusal to purchase the [add appropriate description of Premises Facilities] from TLO on the following terms and conditions (the “Right of First Refusal”).

(b)	Term of Right of First Refusal; Notification of Third-Party Offer. If TLO elects to sell the [add appropriate description of Premises Facilities] during any period of time that any of the relevant Required Operating Agreements area in effect, and TLO receives a bona fide offer from a third party that it considers acceptable (the “Purchase Offer”), then TLO shall provide written notice to TRMC of the Purchase Offer, which notice shall include a copy of the Purchase Offer.

(c)	Exercise of Right of First Refusal. TRMC shall have thirty (30) days following receipt of such notice from TLO in which to give written notice to TLO that TRMC is exercising its Right of First Refusal, agreeing to purchase the [add appropriate description of Premises Facilities] on the same terms and conditions as are contained in the Purchase Offer (the “Exercise Notice”). The Exercise Notice from TRMC must be postmarked within the 30-day period and sent by certified mail, return receipt requested, or personally delivered (by overnight courier or otherwise) to TLO before 5:00 p.m. Pacific Time on the final day of the 30-day period. The failure of TRMC to exercise its Right of First Refusal by the time and in the manner set forth above shall be deemed to be a termination of this Agreement by TRMC, and TLO shall be free to accept the Purchase Offer.

(d)	Continuing Nature of Right of First Refusal. TRMC’s Right of First Refusal to purchase the [add appropriate description of Premises Facilities] shall be continuous during the term set forth above. Therefore, if the transaction of which TRMC was previously given notice, and with respect to which TRMC declined to exercise its Right of First Refusal, fails to close, then TLO shall be obligated to provide the notice required by Section 1(b) above with respect to each subsequent Purchase Offer received.

(e)	Effect of Exercise of Right of First Refusal. Subject only to the provisions regarding inspection and the examination and acceptance of title to the [add appropriate description of Premises Facilities] set forth in Sections 4 and 5 below, TRMC’s Exercise Notice shall be deemed to be an irrevocable election to purchase the [add appropriate description of Premises Facilities] on the terms set forth in the Purchase Offer.

2.	Option to Repurchase.

(a)	Grant of Option. TLO hereby grants to TRMC, and TRMC hereby accepts from TLO, the right to acquire the [add appropriate description of Premises Facilities] on the terms and conditions set forth herein (the “Option to Repurchase”).

(b)	Term of Option. TRMC’s right to exercise the Option to Repurchase the [add appropriate description of Premises Facilities] as set forth in this Agreement is granted for so long as the [specify appropriate Required Operating Agreement] remains in effect.

(c)	Exercise of Option Rights. In the event that TLO fails to maintain the Rail Facility in a condition capable of performing in accordance with the provisions of the Track Use Agreement or the MUTA, or fails to maintain the [specify other Premises Facility] in a condition capable of performing in accordance with the provisions of the Terminalling Agreement and TLO thereafter fails to cure such default within the time period provided by the terms of the [specify Track Use Agreement, MUTA or Terminalling Agreement] after written notice specifying the nature of the default is provided by TRMC to TLO, then for so long as TLO remains in default in its ability to perform under the terms of the [specify Track Use Agreement, MUTA or Terminalling Agreement] (a “Default Period”), TRMC may elect, by written notice to TLO that TRMC has elected to exercise the Option to Repurchase the [specify particular Premises Facility] (the “Option Exercise Notice”). The Option Exercise Notice from TRMC must be sent by certified mail, return receipt requested, or personally delivered (by overnight courier or otherwise) to TLO during a Default Period. TRMC’s failure to exercise the Option to Repurchase during any particular Default Period shall not be a waiver of the Option to Repurchase at any later time that a Default Period exists.

(d)	Effect of Exercise. Subject only to the provisions regarding examination and acceptance of title to the Rail Facility [or Load/Unload Facility or Truck Rack, as appropriate] set forth in Sections 4 and 5 below, TRMC’s notification to TLO that TRMC is exercising its Option to Repurchase shall be deemed to be an irrevocable election to purchase the [specify appropriate Premises Facility] pursuant to the terms of this Agreement. The date on which TRMC exercises the Option to Repurchase is the “Repurchase Exercise Date.”

(e)	Determination of Purchase Price Following Exercise of Option. If TRMC exercises its Option to Repurchase, the purchase price for the Rail Facility (the “Repurchase Price”) shall be determined as follows:

(1)	TRMC and TLO shall each have the [specify appropriate Premises Facilities] appraised to determine its fair market value as of the Repurchase Exercise Date by an MAI certified commercial real estate appraiser conducting business in the Anacortes/Skagit County industrial market and having not less than ten (10) years active experience as an MAI certified commercial real estate appraiser. On or before the date that is sixty (60) days after the Repurchase Exercise Date, TRMC and TLO shall each provide the other with a copy of the appraisal report received from their appraiser, and shall, within fifteen (15) days after the expiration of the 60-day period, attempt to agree on the Repurchase Price for the Premises (or portion thereof, as appropriate). If the parties agree on a Repurchase Price (to be paid all cash at closing), then TRMC and TLO shall proceed to close the transaction for the transfer of the [specify appropriate Premises Facilities] as hereinafter provided, subject only to the satisfaction of the inspection contingency set forth in Section 4 below, and the contingency regarding title set forth in Section 5 below.

(2)	If the parties cannot agree on the Repurchase Price, then each party shall so notify their appraiser and jointly the appraisers shall, within fifteen (15) days after the date of such notification, appoint a third appraiser who meets the qualifications set forth above to act as arbitrator (the “Arbitrator”). The Arbitrator shall, within fifteen (15) days after his or her appointment, select as the Repurchase Price either the fair market value of the [specify appropriate Premises Facilities] set forth in TRMC’s appraisal or the fair market value set forth in TLO’s appraisal. The Arbitrator shall have no authority to average the appraised values, or to designate a Repurchase Price other than the fair market value specified in either TRMC’s appraisal or TLO’s appraisal.

Both parties may submit any information to the Arbitrator for his or her consideration, with copies to the other party. The Arbitrator may consult experts and competent authorities for factual information or evidence pertaining to the determination of the Repurchase Price. The Arbitrator shall render his or her decision by written notice to each party. The determination of the Repurchase Price by the Arbitrator will be final and binding upon TRMC and TLO, and TRMC and TLO shall proceed to close the transaction for the transfer of the                     [specify appropriate Premises Facilities] as hereinafter provided, subject only to the satisfaction of the inspection contingency set forth in Section 4 below, and the contingency regarding title set forth in Section 5 below. Each party shall pay the costs of its appraiser, and the party whose appraised value is not selected as the Repurchase Price shall pay the costs of the Arbitrator.

3.	Effective Date of Agreement.

(a)	Following Exercise of Right of First Refusal. If TRMC exercises its Right of First Refusal, the “Effective Date” of this Agreement shall be the date on which TLO receives an Exercise Notice.

(b)	Following Exercise of Option. In the case of TRMC’s exercise of its Option to Repurchase, the “Effective Date” shall be the date on which (a) the parties agree on the Repurchase Price in accordance with the terms of Section 2(e)(1) above, or (b) the Repurchase Price is determined by the Arbitrator as set forth in Section 2(e)(2) above.

Unless terminated in connection with the inspection contingency or as a result of the status of title, closing of the sale of the                     [specify appropriate Premises Facilities] pursuant to the exercise by TRMC of either the Right of First Refusal or the Option to Repurchase shall occur within ninety (90) days following the Effective Date (the “Closing Date”).

4.	Inspection Contingency. On or before the date that is thirty (30) days after the Effective Date, TRMC shall deliver to TLO written notice of (a) TRMC’s satisfaction or waiver, in TRMC’s sole discretion, with respect to the results of the inspection contingency stated in this Section 4, or (b) the failure of this condition. If TRMC fails to timely deliver such notice to TLO, then this condition shall be deemed not satisfied, and TRMC shall be under no obligation to proceed with the repurchase of the [specify appropriate Premises Facilities]. If TRMC’s inspection contingency followed the exercise of the Right of First Refusal, then following TLO’s receipt of notice of the failure of this inspection contingency by TRMC (or TRMC’s failure to timely deliver the required notice to TLO), TLO shall be free to sell the [specify appropriate Premises Facilities] to the third party submitting the Purchase Offer on the Purchase Terms, and TRMC’s Right of First Refusal, and TLO’s obligation under this Agreement, shall be null and void and without further force or effect (but only with respect to the portion of the Premises described in the Exercise Notice or the Option Exercise Notice, as appropriate). If TLO fails to enter into a Purchase and Sale Agreement with the third party submitting the Purchase Offer on the Purchase Terms, or thereafter the transaction fails to close, then TRMC’s Right of First Refusal shall continue in accordance with the terms of this Agreement for so long as TLO owns the [specify appropriate Premises Facilities]. If TRMC timely notifies TLO of the satisfaction of this condition, then TRMC shall deposit into escrow, with First American Title Insurance Company or such other title insurance company as is satisfactory to the parties (the “Title Company”), an amount equal to two percent (2%) of the Repurchase Price, and the parties shall proceed to close the repurchase transaction within sixty (60) days thereafter.

(a)

TLO shall make available for inspection by TRMC and its agents as soon as possible, but no later than ten (10) days after the Effective Date, all documents in the possession of TLO or its agents relating to the ownership and operation of the                     [specify appropriate Premises Facilities], including without limitation; (i) statements for real estate taxes, assessments, and utilities; (ii) plans, specifications, permits, drawings, surveys, reports, and maintenance records; (iii) accounting records and audit reports; (iv) all current operating agreements and contracts affecting the [specify appropriate Premises Facilities] with or other third parties, and (v) any environmental reports, or portions thereof, relating to the [specify appropriate Premises Facilities].

(b)	TLO shall permit TRMC and its agents, at TRMC’s sole expense and risk, to conduct inspections concerning the structural condition of the improvements, all mechanical, electrical and plumbing systems, hazardous materials (which may include Phase II environmental site assessments if deemed advisable by TRMC) or other matters affecting the [specify appropriate Premises Facilities]. TRMC shall provide TLO with sufficient evidence that TRMC’s agents are adequately covered by policies of insurance issued by a carrier reasonably acceptable to TLO, insuring TRMC’s agents against any and all liens or liability arising out of the inspections conducted upon the [specify appropriate Premises Facilities] by TRMC or its agents, including, without limitation, any loss or damage to the [specify appropriate Premises Facilities], with coverage in the amount of not less than $500,000 per occurrence. With respect to any Phase I or Phase II environmental site assessments, TRMC agrees to (i) provide TLO with a copy of any and all test results and written reports in draft form for review and approval by TLO before final publication of the same occurs; (ii) provide TLO with a copy of the final written report; and (iii) keep confidential any and all test results and written reports. TRMC agrees to indemnify and defend TLO from all liens, claims, liabilities, losses, damages, costs and expenses, including attorneys’ and experts’ fees, arising from or relating to TRMC’s inspection of the [specify appropriate Premises Facilities] in connection with the exercise of its Right of First Refusal or Option to Repurchase. This agreement to indemnify and defend TLO shall survive the closing of the purchase and sale transaction.

5.	Preliminary Commitment for Title Insurance; Status of Title.

(a)	Within five (5) days after the Effective Date, TLO shall deliver to TRMC a preliminary commitment for title insurance covering the [specify appropriate Premises Facilities], together with legible copies of all exceptions shown therein, showing TLO’s title to the [specify appropriate Premises Facilities] to be good, marketable and insurable (the “Preliminary Commitment”), which Preliminary Commitment shall be issued by the Title Company.

(b)	Within ten (10) days of its receipt of the Preliminary Commitment, TRMC shall notify TLO in writing of any exceptions to title that are wholly or conditionally unacceptable to TRMC. The notice shall set forth in reasonable detail the reasons for any disapproval and, if appropriate, the conditions that must be met to make conditionally unacceptable exceptions fully acceptable to TRMC. TRMC may, however, object only to exceptions that are either monetary encumbrances or that are conditions, covenants, easements or restrictions inconsistent with TRMC’s intended use of the [specify appropriate Premises Facilities].

(c)	Within five (5) days following the date of receipt of TRMC’s notice of disapproved exceptions described in Section 5(b) above, TLO shall advise TRMC in writing of the exceptions it will clear prior to the Closing Date, which exceptions shall include all monetary exceptions to title (unless arising through or created by TRMC). Thereafter, TRMC shall have ten (10) days within which to make an election to accept TLO’s title or to terminate and cancel this Agreement (but such termination and cancellation shall only apply to the Right of First Refusal or the Option to Repurchase with respect to which the Preliminary Commitment was obtained, and otherwise this Agreement shall remain in effect with respect to any other event giving rise to TRMC’s ability to exercise its rights hereunder), which election shall be made in writing to TLO with the 10-day period. TRMC’s acceptance of title, or TRMC’s failure to provide TLO with such written election within the 10-day period, shall be deemed an irrevocable election by TRMC to accept the status of TLO’s title, and TRMC shall thereafter be irrevocably committed to close the sale of the [specify appropriate Premises Facilities].

(d)	The date on which such notice regarding the Preliminary Commitment is provided (or the date on which the 10-day period expires), as well as its determination of satisfaction or waiver of the inspection contingency under Section 4, shall be referred to as the “Acceptance Date.”

6.	Creation of Escrow.

(a)	Creation of Escrow. Promptly following the Acceptance Date, an escrow (herein referred to as the “Escrow”) shall be created and established with the Title Company or other escrow company chosen by the parties (which Title Company, when acting in its escrow capacity, or other escrow company, shall be herein referred to as the “Escrow Agent”), for the closing of this transaction and for the receipt and delivery of funds, the deed and other documents and instruments to be delivered upon the terms and conditions of this Agreement.

(b)	Escrow Instructions. The parties hereto agree to execute and deliver escrow instructions and such other reasonable documents and instruments as may be required by the Escrow Agent to consummate this transaction pursuant to the terms of this Agreement and to convey the [specify appropriate Premises Facilities] from TLO to TRMC; provided, however, that it is specifically understood and agreed that the escrow instructions so executed and delivered shall not in any way supersede or replace the terms and provisions of this Agreement, but shall be deemed to be supplemental to the terms hereof and a means of carrying out and consummating the transaction contained in this Agreement.

(c)	Deposits into Escrow by TLO. TLO shall deposit in Escrow with the Escrow Agent, on or before the Closing Date, the following documents:

(1)	A Special Warranty Deed (the “Deed”) covering the [specify appropriate Premises Facilities], fully-executed by TLO and acknowledged, which Deed shall be in form sufficient for recording and subject only to (A) real estate taxes and local improvement district assessments not then due and payable, and (B) those exceptions in the Preliminary Commitment not removed as provided in Section 5 above, conveying fee title to the [specify appropriate Premises Facilities] (and the improvements located thereon) to TRMC.

(2)	A fully-executed and acknowledged Real Estate Excise Tax Affidavit covering the conveyance of the [specify appropriate Premises Facilities] (and the improvements located thereon) to TRMC by the Deed.

(3)	A commitment from the Title Company to issue an owner’s standard coverage policy of title insurance covering the [specify appropriate Premises Facilities] and insuring the purchaser in an amount equal to the Repurchase Price (determined either in accordance with Section 1(c) or Section 2 above), with no exceptions other than those accepted by TRMC under Section 5 above.

(d)	Deposits into Escrow by TRMC. TRMC will deposit in Escrow with the Escrow Agent, on or before the Closing Date, the Repurchase Price of the [specify appropriate Premises Facilities], in the form of cash, cashier’s or certified check or wire-transfer of funds.

(e)	Closing Costs.

(1)	At closing, TLO shall pay the following charges and expenses:

(A)	Real estate excise tax in the full amount which is required in order to validly record the Deed;

(B)	An amount equal to the premium, and applicable taxes, for the issuance of Title Company’s standard form owner’s title insurance policy in which TRMC shall be named as owner and pursuant to which the title to the [specify appropriate Premises Facilities] shall be insured in an amount equal to the Repurchase Price and subject to only those exceptions set forth above;

(C)	One-half (1/2) escrow fees, and taxes thereon;

(D)	TLO’s portion of the items to be prorated to the Closing Date as set forth in Section 7 below; and

(E)	All fees and expenses of TLO’s counsel for the transaction.

(2)	At closing, TRMC shall pay the following charges and expenses:

(A)	The cost of the premium for any extended coverage title coverage and any endorsements that TRMC desires to obtain with respect to the policy of title insurance issued at closing;

(B)	Any sales tax due on the transfer of any personal property used in connection with the [specify appropriate Premises Facilities] and sold to TRMC at closing;

(C)	The cost of all inspections, tests or reports incurred in connection with the inspection of the [specify appropriate Premises Facilities];

(D)	One-half (1/2) escrow fees, and taxes thereon;

(E)	The cost of recording the Deed;

(F)	TRMC’s portion of the items to be prorated to the Closing Date as set forth in Section 7 below; and

(G)	All fees and expenses associated with TRMC’s counsel for the transaction.

(f)	Possession. TRMC shall be entitled to have possession of the [specify appropriate Premises Facilities] on the Closing Date.

7.	Apportionments as of Date of Closing. All utilities, real estate taxes and assessments shall be apportioned to the Closing Date of the calendar year for which assessed. If the Closing Date occurs before the tax rate is fixed, the apportionment of taxes shall be upon the basis of the tax rate for the next preceding year applied to the latest assessed valuation.

8.	Eminent Domain.

(a)	Taking. If, prior to the Closing Date, all or a substantial part of the [specify appropriate Premises Facilities] is taken or threatened with taking by the power of eminent domain, then TRMC may, by written notice to TLO within ten (10) days of the date of notification to TRMC of such taking, or threat thereof, elect to terminate this Agreement. In the event that TRMC so elects, both parties shall be relieved of and released from any further liability hereunder.

(b)	Assignment of Awards. Unless this Agreement is so terminated, it shall remain in full force and effect and if closing occurs, TLO shall assign, transfer and set over to TRMC all of TLO’s right, title and interest in and to any awards that may be made for such taking and there shall be no adjustment in the Repurchase Price. The legal description of the [specify appropriate Premises Facilities] shall be adjusted at closing to delete any of the real property so taken.

(c)	Definition. For the purpose hereof, the words “substantial part” shall mean an amount in excess of ten percent (10%) of the [specify appropriate Premises Facilities] or a taking which impairs the use of the real property for [specify “rail transportation” or other applicable purposes] purposes.

9.	Notices. Any notices required or desired to be given under this Agreement shall be in writing and personally delivered, delivered by reliable overnight courier or given by mail. Any notice or payment given by mail shall be sent, postage prepaid, by certified mail, return receipt requested and addressed to the party to receive the same at the following address or at such other address or addresses as the parties may from time to time direct in writing:

TRMC:		Tesoro Refining & Marketing Company LLC
19100 Ridgewood Parkway
San Antonio, Texas 78259
Attention: Vice President, Logistics

	With a copy to:	Tesoro Refining & Marketing Company LLC
19100 Ridgewood Parkway
San Antonio, Texas 78259
Attention: General Counsel

TLO:		Tesoro Logistics Operations, LLC
19100 Ridgewood Parkway
San Antonio, Texas 78259
Attention: Vice President, Logistics

Any notice shall be deemed to have been given if delivered, when delivered, and if mailed, forty-eight (48) hours after deposit at any post office in the United States of America, postage prepaid certified mail with return receipt requested and addressed to the party to receive the same as set forth above.

10.	Assignment. This Agreement may be assigned by TRMC without the prior written approval of TLO to any party succeeding to the ownership of the oil refinery currently operated by TRMC in Anacortes, Washington. In the event of assignment, the assignee shall assume all obligations and obtain all benefits hereunder from and after the date of assignment.

11.	Default.

(a)	Default by TRMC. In the event that TRMC defaults hereunder, TLO shall have all rights and remedies available to it at law or in equity.

(b)	Default by TLO. In the event of a default by TLO hereunder, TRMC shall have as its sole remedy the right to sue for specific performance of this Agreement; provided, however, that if specific performance of this Agreement is not available, then TRMC may sue for the damages suffered by TRMC.

12.	Miscellaneous.

(a)	Entire Agreement. This Agreement constitutes the entire Agreement between the parties and all prior and contemporaneous negotiations, understandings and agreements, whether oral or written, are merged herein and the rights and obligations of the parties shall be as set forth herein.

(b)	Binding Nature. All rights and obligations arising out of this Agreement shall inure to the benefit of and binding upon the respective successors, heirs, assigns, administrators and executors of the parties hereto.

(c)	Washington Law. This Agreement shall be construed, interpreted and enforced pursuant to the laws of the State of Washington.

(d)	Attorneys’ Fees. In the event any action or legal proceedings are commenced to enforce any of the terms and conditions hereof, or to terminate this Agreement (whether the same shall proceed to judgment or otherwise), the prevailing party shall receive from the other a reasonable sum as attorneys’ fees together with costs.

(e)	Time. Time is of the essence hereof.

(f)	Captions. The captions and Section headings hereof are inserted for convenience purposes only and shall not be deemed to limit or expand the meaning of any section.

(g)	Invalidity. If any provisions of this Agreement are determined to be invalid, void or illegal, it shall in no way affect, impair or invalidate any of the other provisions hereof.

(h)	Counterparts. This Agreement may be signed in counterparts, any one of which shall be deemed an original.

(i)	Recording of Memorandum. The parties shall record a memorandum of this Agreement, in the form of Exhibit B attached hereto. TRMC shall pay all recording fees due by reason of such recording.

(j)	Good Faith. Both parties shall act reasonably and in good faith in order to consummate this transaction and TLO shall neither sell nor dispose of any of the [specify appropriate Premises Facilities] in violation of the terms of this Agreement, nor cause or suffer the creation of any matter of record, or defect in the title to the [specify appropriate Premises Facilities], in bad faith, for the purpose of avoiding its obligation to close. Notwithstanding the foregoing, nothing in this Agreement shall restrict or waive TRMC’s right to terminate this Agreement for any reason prior to its exercise of the Right of First Refusal or the Option to Repurchase.

(k)	Authorization. TLO and TRMC each warrants that it has the right and authority to enter into and to perform this Agreement in accordance with its terms. Neither the execution of this Agreement nor its performance by TLO or TRMC will conflict with or result in the breach of any restriction, covenant, agreement or other undertaking whatever.

[SIGNATURE BLOCKS ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement the date and year set forth opposite their respective names.

TLO:

TESORO LOGISTICS OPERATIONS LLC,
a Delaware limited liability company

Date:	By:
Its:

TRMC:

TESORO REFINING & MARKETING
COMPANY LLC, a Delaware limited liability company

Date:	By:
Its:

STATE OF                                     )

                                                         ) ss.

COUNTY OF                                 )

On this             day of                         , before me personally appeared                     , to me known to be the                     of TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company, the limited liability company that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said limited liability company for the uses and purposes therein mentioned, and on oath stated                     was authorized to execute the said instrument.

WITNESS my hand and official seal hereto affixed the day and year first above written.

(Signature)

(Please print name legibly)

Notary Public in and for the
State of
My commission expires

STATE OF                                     )

                                                         ) ss.

COUNTY OF                                 )

On this             day of                     , before me personally appeared                     , to me known to be the                     of TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company, the company that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said company for the uses and purposes therein mentioned, and on oath stated             was authorized to execute the said instrument.

WITNESS my hand and official seal hereto affixed the day and year first above written.

(Signature)

(Please print name legibly)

Notary Public in and for the
State of
My commission expires

EXHIBIT A

TO

RIGHT OF FIRST REFUSAL,

OPTION AGREEMENT AND AGREEMENT OF PURCHASE AND SALE

ANACORTES TRUCK/PROPANE TERMINAL AREA/LPG LOADING RACKS AREA AND RAIL FACILITY COMBINED

A PORTION OF LAND BEING LOCATED WITHIN GOVERNMENT LOT 1, SECTION 28, GOVERNMENT LOTS 1, 2, 3 AND 4, SECTION 29, AND GOVERNMENT LOTS 7 AND 8, SECTION 32, TOWNSHIP 35 NORTH, RANGE 2 EAST, OF THE WILLAMETTE MERIDIAN, SKAGIT COUNTY, WASHINGTON, ALSO BEING THAT PORTION OF LAND DESCRIBED IN MEMORANDUM OF GROUND LEASE, TENANT'S OPTION TO PURCHASE; RIGHT OF RIGHT OF FIRST REFUSAL AND OPTION AGREEMENT, RECORDED AS AUDITORS FILE NUMBER 201301080048, RECORDS OF SKAGIT COUNTY, OREGON, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

AREA T-1 (ANACORTES TRUCK/PROPANE TERMINAL AREA)

BEGINNING AT A POINT BEARING NORTH 02° 53' 32" EAST 2472.20 FEET ALONG THE SECTION LINE COMMON TO SAID SECTIONS 28 AND 29, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., AND NORTH 87° 06'44" WEST 1003.59 FEET FROM THE SECTION CORNER COMMON TO SECTIONS 28/29/32/33, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., SAID SECTION CORNER BEING MARKED BY A 3  1⁄4 INCH DIAMETER ALUMINUM CAP MARKED DEPT. OF NATURAL RESOURCES, WASHINGTON T35N R2E S28, S29, S32, S33 PLS 31444, 2000, SAID POINT OF BEGINNING ALSO BEING A POINT WESTERLY BOUNDARY OF THAT AREA DESCRIBED IS SAID MEMORANDUM OF GROUND LEASE, TENANT’S OPTION TO PURCHASE; RIGHT OF RIGHT OF FIRST REFUSAL AND OPTION AGREEMENT, RECORDED AS AUDITORS FILE NUMBER 201301080048; THENCE ALONG SAID WESTERLY BOUNDARY, NORTH 86°53'09" WEST 24.22 FEET TO A POINT;

THENCE NORTH 07°58'01" WEST 8.04 FEET TO A POINT;

THENCE NORTH 42°26'45" WEST 14.46 FEET TO A POINT;

THENCE NORTH 89°52'37" WEST 16.40 FEET TO A POINT;

THENCE LEAVING SAID WESTERLY BOUNDARY, NORTH 00°48'14" EAST 42.04 FEET TO A POINT;

THENCE NORTH 89°11'46" WEST 90.25 FEET TO A POINT;

THENCE SOUTH 60°46'46" WEST 24.78 FEET TO A POINT;

THENCE NORTH 52°32'10" WEST 33.62 FEET TO A POINT ON THE EASTERLY RIGHT OF WAY (BEING 25.00 FEET FROM WHEN MEASURED AT RIGHT ANGLES TO THE CENTERLINE) OF MARCH’S POINT ROAD;

THENCE ALONG SAID EASTERLY RIGHT OF WAY, NORTH 08°19'59" EAST 123.86 FEET TO A POINT;

THENCE NORTH 07°23'56" EAST 57.60 FEET TO A POINT;

THENCE NORTH 18°27'59" EAST 450.89 FEET TO A POINT;

THENCE LEAVING SAID EASTERLY RIGHT OF WAY, SOUTH 73°44'35" EAST 5.81 FEET TO A POINT TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 141.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 75°29'35", (THE CHORD BEING NORTH 55°13'56" EAST 172.63 FEET) HAVING AN ARC LENGTH OF 185.78 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 87°01'16" EAST 147.43 FEET TO A POINT;

THENCE SOUTH 41°53'19" EAST 51.31 FEET TO A POINT;

THENCE SOUTH 86°27'44" EAST 264.85 FEET TO A POINT;

THENCE SOUTH 26°35'07" WEST 16.34 FEET ON SAID WESTERLY BOUNDARY, SAID POINT ALSO BEING A POINT OF CURVATURE;

THENCE ALONG SAID WESTERLY BOUNDARY, ALONG THE ARC OF A 1170.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 06°52'19", (THE CHORD BEING SOUTH 30°01'17" WEST 140.24 FEET) HAVING AN ARC LENGTH OF 140.33 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 33°27'26" WEST 221.44 FEET TO A POINT;

THENCE SOUTH 64°59'14" WEST 12.30 FEET TO A POINT;

THENCE SOUTH 03°43'39" WEST 18.74 FEET TO A POINT;

THENCE SOUTH 47°33'57" WEST 8.19 FEET TO A POINT;

THENCE NORTH 89°12'10" WEST 7.74 FEET TO A POINT;

THENCE SOUTH 16°34'12" WEST 3.31 FEET TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 95.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 21°55'06", (THE CHORD BEING SOUTH 27°31'45" WEST 36.12 FEET) HAVING AN ARC LENGTH OF 36.34 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 38°29'18" WEST 148.86 FEET TO A POINT;

THENCE SOUTH 71°03'58" WEST 22.10 FEET TO A POINT;

THENCE SOUTH 20°08'39" WEST 38.30 FEET TO A POINT;

THENCE NORTH 63°04'10" WEST 18.24 FEET TO A POINT;

THENCE SOUTH 55°20'50" WEST 22.71 FEET TO A POINT;

THENCE SOUTH 48°19'07" WEST 199.32 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 55.00 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 30°17'53", (THE CHORD BEING SOUTH 33°07'20" WEST 28.75 FEET) HAVING AN ARC LENGTH OF 29.08 FEET TO A POINT OF NON-TANGENCY;

THENCE SOUTH 17°58'23" WEST 7.74 FEET TO THE POINT OF BEGINNING;

THIS DESCRIPTION CONTAINS 7.445 ACRES, MORE OR LESS.

AREA T-2 (ANACORTES TRUCK/PROPANE TERMINAL AREA)

BEGINNING AT A POINT BEARING NORTH 02° 53' 32" EAST 2661.76 FEET ALONG THE SECTION LINE COMMON TO SAID SECTIONS 28 AND 29, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., AND NORTH 82° 24'54" WEST 417.18 FEET FROM THE SECTION CORNER COMMON TO SECTIONS 28/29/32/33, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., SAID SECTION CORNER BEING MARKED BY A 3  1⁄4 INCH DIAMETER ALUMINUM CAP MARKED DEPT. OF NATURAL RESOURCES, WASHINGTON T35N R2E S28, S29, S32, S33 PLS 31444, 2000;

THENCE SOUTH 43°15'51" WEST 46.69 FEET TO A POINT;

THENCE SOUTH 69°34'39" WEST 93.08 FEET TO A POINT;

THENCE NORTH 84°45'44" WEST 120.27 FEET TO A POINT;

THENCE NORTH 67°26'45" WEST 80.26 FEET TO A POINT ON THE EASTERLY BOUNDARY OF THAT AREA DESCRIBED IS SAID MEMORANDUM OF GROUND LEASE, TENANT'S OPTION TO PURCHASE; RIGHT OF RIGHT OF FIRST REFUSAL AND OPTION AGREEMENT, RECORDED AS AUDITORS FILE NUMBER 201301080048;

THENCE ALONG SAID EASTERLY BOUNDARY, NORTH 41°36'44" EAST 93.48 FEET TO A POINT;

THENCE NORTH 32°03'51" EAST 91.66 FEET TO A POINT;

THENCE NORTH 28°39'47" EAST 73.64 FEET TO A POINT;

THENCE NORTH 30°59'34" EAST 236.70 FEET TO A POINT;

THENCE NORTH 25°27'42" EAST 694.97 FEET TO A POINT;

THENCE LEAVING SAID EASTERLY BOUNDARY, SOUTH 87°01'06" EAST 129.04 FEET TO A POINT;

THENCE SOUTH 24°55'59" WEST 309.47 FEET TO A POINT;

THENCE SOUTH 23°06'04" WEST 270.16 FEET TO A POINT;

THENCE SOUTH 22°57'59" WEST 178.12 FEET TO A POINT;

THENCE SOUTH 18°46'41" WEST 79.22 FEET TO A POINT;

THENCE SOUTH 11°51'11" WEST 248.29 FEET THE POINT OF BEGINNING;

THIS DESCRIPTION CONTAINS 4.194 ACRES, MORE OR LESS.

LPG LOADING RACKS AREA

BEGINNING AT A POINT BEARING NORTH 02° 53' 32" EAST 1330.90 FEET ALONG THE SECTION LINE COMMON TO SAID SECTIONS 28 AND 29, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., AND NORTH 88° 09'12" WEST 757.58 FEET FROM THE SECTION CORNER COMMON TO SECTIONS 28/29/32/33, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., SAID SECTION CORNER BEING MARKED BY A 3  1⁄4 INCH DIAMETER ALUMINUM CAP MARKED DEPT. OF NATURAL RESOURCES, WASHINGTON T35N R2E S28, S29, S32, S33 PLS 31444, 2000;

THENCE NORTH 87°48'11" WEST 106.79 FEET TO A POINT EASTERLY BOUNDARY OF THAT AREA DESCRIBED IS SAID MEMORANDUM OF GROUND LEASE, TENANT’S OPTION TO PURCHASE; RIGHT OF RIGHT OF FIRST REFUSAL AND OPTION AGREEMENT, RECORDED AS AUDITORS FILE NUMBER 201301080048;

THENCE ALONG SAID EASTERLY BOUNDARY, NORTH 86°10'11" WEST 64.79 TO A POINT;

THENCE NORTH 02°49'52" EAST 268.66 TO A POINT;

THENCE NORTH 86°57'37" WEST 9.56 TO A POINT;

THENCE NORTH 03°02'23" EAST 32.76 TO A POINT;

THENCE SOUTH 86°57'37" EAST 4.45 TO A POINT;

THENCE NORTH 03°02'23" EAST 175.70 TO A POINT;

THENCE NORTH 86°57'37" WEST 4.66 TO A POINT;

THENCE NORTH 03°02'23" EAST 23.35 TO A POINT;

THENCE SOUTH 86°57'37" EAST 9.51 TO A POINT;

THENCE NORTH 03°02'23" EAST 215.61 TO A POINT;

THENCE NORTH 86°57'37" WEST 9.94 TO A POINT;

THENCE NORTH 03°02'23" EAST 23.36 TO A POINT;

THENCE SOUTH 86°57'37" EAST 9.94 TO A POINT;

THENCE NORTH 03°02'23" EAST 188.41 TO A POINT;

THENCE NORTH 86°57'37" WEST 9.79 TO A POINT;

THENCE NORTH 03°02'23" EAST 22.87 TO A POINT;

THENCE SOUTH 86°57'37" EAST 9.89 TO A POINT;

THENCE NORTH 14°30'48" EAST 165.26 TO A POINT;

THENCE NORTH 27°02'07" EAST 89.90' TO A POINT;

THENCE NORTH 45°47'17" EAST 30.10 TO A POINT;

THENCE NORTH 65°05'46" EAST 49.52 TO A POINT;

THENCE LEAVING SAID EASTERLY BOUNDARY, NORTH 81°10'11" EAST 30.74 TO A POINT;

THENCE SOUTH 89°10'11" EAST 39.80 TO A POINT;

THENCE SOUTH 88°09'27" EAST 138.60 TO A POINT;

THENCE SOUTH 05°28'49" WEST 207.14 TO A POINT;

THENCE SOUTH 81°39'33" EAST 83.24 TO A POINT;

THENCE SOUTH 02°43'22" EAST 125.56 TO A POINT;

THENCE SOUTH 87°42'18" EAST 198.20 TO A POINT;

THENCE SOUTH 05°33'35" WEST 126.24 TO A POINT;

THENCE NORTH 87°02'54" WEST 201.71 TO A POINT;

THENCE SOUTH 28°39'02" WEST 69.62 TO A POINT;

THENCE NORTH 86°15'07" WEST 169.20 TO A POINT;

THENCE SOUTH 02°55'07" WEST 39.56 TO A POINT;

THENCE SOUTH 50°38'24" WEST 25.27 TO A POINT;

THENCE NORTH 87°07'14" WEST 30.16 TO A POINT;

THENCE SOUTH 02°56'48" WEST 669.40 TO THE POINT OF BEGINNING.

THIS DESCRIPTION CONTAINS 7.898 ACRES, MORE OR LESS.

RAIL FACILITIES

BEGINNING AT MONUMENT 30 PER SHELL SURVEY CONTROL POINTS MAP NO. 40RA-100, DATED FEBRUARY 26, 1964, LOCATED AT THE INTERSECTION OF “G” STREET AND 8TH STREET; THENCE SOUTH 02°56'22" WEST, ALONG SAID “G” STREET, A DISTANCE OF 1999.69 FEET AS DEPICTED ON THAT CERTAIN RECORD OF SURVEY RECORDED UNDER AUDITOR’S FILE NUMBER 200101080077, RECORDS OF SKAGIT COUNTY, WASHINGTON, TO MONUMENT 26 OF SAID CONTROL POINTS MAP, LOCATED AT THE INTERSECTION OF “G” STREET AND 11TH STREET; THENCE SOUTH 52°09'16" WEST A DISTANCE OF 3276.59 FEET TO THE TRUE POINT OF BEGINNING, SAID POINT ALSO BEING SOUTH 07° 23' 06" WEST 1952.43 FEET FROM THE SECTION CORNER COMMON TO SECTIONS 28/29/32/33, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., SAID SECTION CORNER BEING MARKED BY A 3  1⁄4 INCH DIAMETER ALUMINUM CAP MARKED DEPT. OF NATURAL RESOURCES, WASHINGTON T35N R2E S28, S29, S32, S33 PLS 31444, 2000;

THENCE NORTH 24°44'56" WEST 142.50 FEET TO A POINT;

THENCE NORTH 00°12'34" EAST 142.35 FEET TO A POINT;

THENCE NORTH 05°17'05" WEST 62.72 FEET TO A POINT;

THENCE NORTH 89°10'01" WEST 351.62 FEET TO A POINT;

THENCE NORTH 05°01'32" WEST 588.00 FEET TO A POINT;

THENCE NORTH 09°43'59" WEST 419.68 FEET TO A POINT;

THENCE NORTH 07°55'01" WEST 42.59 FEET TO A POINT;

THENCE NORTH 09°49'41" WEST 343.75 FEET TO A POINT;

THENCE NORTH 12°00'42" WEST 399.03 FEET TO A POINT;

THENCE NORTH 12°33'11" WEST 376.45 FEET TO A POINT;

THENCE NORTH 12°07'52" WEST 383.67 FEET TO A POINT;

THENCE NORTH 12°28'04" WEST 433.60 FEET TO A POINT;

THENCE NORTH 07°52'56" WEST 42.44 FEET TO A POINT;

THENCE NORTH 86°52'52" WEST 44.55 FEET TO A POINT;

THENCE NORTH 12°20'01" WEST 5.96 FEET TO A POINT ON THE EASTERLY RIGHT OF WAY (BEING 25.00 FEET FROM WHEN MEASURED AT RIGHT ANGLES TO THE CENTERLINE) OF MARCH’S POINT ROAD, SAID POINT BEING A POINT OF CURVATURE;

THENCE ALONG SAID EASTERLY RIGHT OF WAY, ALONG THE ARC OF A 522.92 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 22°59'00", (THE CHORD BEING NORTH 00°50'31" WEST 208.36 FEET) HAVING AN ARC LENGTH OF 209.76 FEET TO A POINT OF TANGENCY;

THENCE NORTH 10°38'59" EAST 829.57 FEET TO A POINT;

THENCE LEAVING SAID EASTERLY RIGHT OF WAY, NORTH 49°50'04" EAST 195.57 FEET TO A POINT;

THENCE SOUTH 89°52'37" EAST 32.81 TO A POINT;

THENCE SOUTH 42°26'45" EAST 14.46 TO A POINT;

THENCE SOUTH 07°58'01" EAST 8.04 TO A POINT;

THENCE SOUTH 86°53'09" EAST 24.22 TO A POINT;

THENCE NORTH 17°58'23" EAST 7.74 TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 55.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 30°17'53", (THE CHORD BEING NORTH 33°07'20" EAST 28.75 FEET) HAVING AN ARC LENGTH OF 29.08 FEET TO A POINT OF TANGENCY;

THENCE NORTH 48°19'07" EAST 199.32 TO A POINT;

THENCE NORTH 55°20'50" EAST 22.71 TO A POINT;

THENCE SOUTH 63°04'10" EAST 18.24 TO A POINT;

THENCE NORTH 20°08'39" EAST 38.30 TO A POINT;

THENCE NORTH 71°03'58" EAST 22.10 TO A POINT;

THENCE NORTH 38°29'18" EAST 148.86 TO A POINT;

THENCE ALONG THE ARC OF A 95.00 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 21°55'06" (THE CHORD BEING NORTH 27°31'45" EAST 36.12 FEET) HAVING AN ARC LENGTH OF 36.34 FEET TO A POINT OF NON-TANGENCY;

THENCE NORTH 16°34'12" EAST 3.31 TO A POINT;

THENCE SOUTH 89°12'10" EAST 7.74 TO A POINT;

THENCE NORTH 47°33'57" EAST 8.19 TO A POINT;

THENCE NORTH 03°43'39" EAST 18.74 TO A POINT;

THENCE NORTH 64°59'14" EAST 12.30 TO A POINT;

THENCE NORTH 33°27'26" EAST 221.44 TO A POINT;

THENCE ALONG THE ARC OF A 1170.00 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 06°52'19" (THE CHORD BEING NORTH 30°01'17" EAST 140.24 FEET) HAVING AN ARC LENGTH OF 140.33 FEET TO A POINT OF TANGENCY;

THENCE NORTH 26°35'07" EAST 77.07 TO A POINT;

THENCE NORTH 26°48'10" EAST 142.95 FEET TO A POINT;

THENCE NORTH 25°23'46" EAST 630.86 FEET TO A POINT;

THENCE SOUTH 64°36'02" EAST 8.55 FEET TO A POINT;

THENCE NORTH 25°23'58" EAST 115.57 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 613.11 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 54°39'15", (THE CHORD BEING NORTH 52°43'36" WEST 562.92 FEET) HAVING AN ARC LENGTH OF 584.85 FEET TO A POINT OF NON-TANGENCY;

THENCE NORTH 09°56'47" WEST 1.21 FEET TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 575.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 11°41'21", (THE CHORD BEING NORTH 87°03'44" EAST 117.10 FEET) HAVING AN ARC LENGTH OF 117.31 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 87°05'36" EAST 258.33 FEET TO A POINT;

THENCE SOUTH 05°00'08" WEST 29.39 FEET TO A POINT;

THENCE NORTH 87°11'49" WEST 266.22 FEET TO A POINT OF CURVATURE;THENCE ALONG THE ARC OF A 360.00 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 11°37'04", (THE CHORD BEING SOUTH 86°59'38" WEST 72.87 FEET) HAVING AN ARC LENGTH OF 73.00 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 81°11'06" WEST 38.85 FEET TO A POINT;

THENCE SOUTH 84°18'00" WEST 10.12 FEET TO A POINT;

THENCE SOUTH 69°47'07" WEST 10.13 FEET TO A POINT;

THENCE SOUTH 77°11'58" WEST 10.77 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 500.00 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 16°27'19", (THE CHORD BEING SOUTH 68°58'18" WEST 143.11 FEET) HAVING AN ARC LENGTH OF 143.60 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 60°44'39" WEST 70.59 FEET TO A POINT;

THENCE SOUTH 56°29'41" WEST 42.75 FEET TO A POINT;

THENCE SOUTH 49°55'22" WEST 49.34 FEET TO A POINT;

THENCE SOUTH 43°09'57" WEST 58.51 FEET TO A POINT;

THENCE SOUTH 27°12'38" WEST 30.70 FEET TO A POINT;

THENCE SOUTH 06°14'42" WEST 9.16 FEET TO A POINT;

THENCE NORTH 81°15'45" WEST 7.88 FEET TO A POINT;

THENCE SOUTH 30°35'40" WEST 86.24 FEET TO A POINT;

THENCE SOUTH 26°36'03" WEST 86.65 FEET TO A POINT;

THENCE SOUTH 46°11'14" EAST 20.60 FEET TO A POINT;

THENCE SOUTH 13°54'58" WEST 25.06 FEET TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 90.61 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 42°54'14", (THE CHORD BEING SOUTH 43°22'47"WEST 66.27 FEET) HAVING AN ARC LENGTH OF 67.85 FEET TO A POINT OF NON-TANGENCY;

THENCE SOUTH 21°59'47" WEST 6.78 FEET TO A POINT;

THENCE NORTH 73°29'41" WEST 6.50 FEET TO A POINT;

THENCE SOUTH 25°27'42" WEST 910.40 FEET TO A POINT;

THENCE SOUTH 30°59'34" WEST 236.70 TO A POINT;

THENCE SOUTH 28°39'47" WEST 73.64 TO A POINT;

THENCE SOUTH 32°03'51" WEST 91.66 TO A POINT;

THENCE SOUTH 41°36'44" WEST 146.12 TO A POINT;

THENCE SOUTH 16°08'52" WEST 58.97 FEET TO A POINT;

THENCE SOUTH 65°05'46" WEST 49.52 FEET TO A POINT;

THENCE SOUTH 45°47'17" WEST 30.10 FEET TO A POINT;

THENCE SOUTH 27°02'07" WEST 89.90 FEET TO A POINT;

THENCE SOUTH 14°30'48" WEST 165.26 FEET TO A POINT;

THENCE NORTH 86°57'37" WEST 9.89 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 22.87 FEET TO A POINT;

THENCE SOUTH 86°57'37" EAST 9.79 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 188.41 FEET TO A POINT;

THENCE NORTH 86°57'37" WEST 9.94 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 23.36 FEET TO A POINT;

THENCE SOUTH 86°57'37" EAST 9.94 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 215.61 FEET TO A POINT;

THENCE NORTH 86°57'37" WEST 9.51 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 23.35 FEET TO A POINT;

THENCE SOUTH 86°57'37" EAST 4.66 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 175.70 FEET TO A POINT;

THENCE NORTH 86°57'37" WEST 4.45 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 32.76 FEET TO A POINT;

THENCE SOUTH 86°57'37" EAST 9.56 FEET TO A POINT;

THENCE SOUTH 02°49'52" WEST 268.66 FEET TO A POINT;

THENCE SOUTH 86°10'11" EAST 64.79 FEET TO A POINT;

THENCE SOUTH 01°33'52" WEST 352.96 FEET TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 560.00 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 32°25'38", (THE CHORD BEING SOUTH 06°15'25" EAST 312.73 FEET) HAVING AN ARC LENGTH OF 316.94 FEET TO A POINT OF NON-TANGENCY;

THENCE SOUTH 16°15'24" EAST 319.42 FEET TO A POINT;

THENCE SOUTH 14°57'10" EAST 140.54 FEET TO A POINT;

THENCE SOUTH 10°52'54" EAST 96.00 FEET TO A POINT;

THENCE SOUTH 13°42'27" EAST 159.08 FEET TO A POINT;

THENCE SOUTH 15°00'31" EAST 145.44 FEET TO A POINT;

THENCE SOUTH 20°07'43" EAST 132.54 FEET TO A POINT;

THENCE SOUTH 14°40'44" EAST 297.68 FEET TO A POINT;

THENCE SOUTH 13°21'25" EAST 147.08 FEET TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 2094.73 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 08°06'59", (THE CHORD BEING SOUTH 12°31'50" EAST 296.49 FEET) HAVING AN ARC LENGTH OF 296.74 FEET TO A POINT OF NON-TANGENCY;

THENCE SOUTH 07°46'54" EAST 68.77 FEET TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 37.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 49°12'54", (THE CHORD BEING SOUTH 03°55'29" WEST 30.81 FEET) HAVING AN ARC LENGTH OF 31.78 FEET TO A POINT OF NON-TANGENCY;

THENCE SOUTH 00°13'05" EAST 49.90 FEET TO A POINT;

THENCE SOUTH 08°40'52" EAST 250.61 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 1340.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 09°26'37", (THE CHORD BEING SOUTH 03°57'34" EAST 220.61 FEET) HAVING AN ARC LENGTH OF 220.86 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 00°45'44" WEST 160.11 FEET TO A POINT;

THENCE SOUTH 01°28'08" EAST 176.30 FEET TO THE TRUE POINT OF BEGINNING.

THIS AREA CONTAINS 37.539 ACRES, MORE OR LESS.

HEREIN DESCRIBED BEARINGS ARE BASED UPON THE WASHINGTON COORDINATE SYSTEM, NORTH ZONE (NAD83) 2011.

EXHIBIT B

TO

RIGHT OF FIRST REFUSAL,

OPTION AGREEMENT AND AGREEMENT OF PURCHASE AND SALE

Memorandum of Right of First Refusal and Option Agreement

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

Graham & Dunn PC

Pier 70, 2801 Alaskan Way, Suite 300

Seattle, WA 98121

Attn: Maren K. Gaylor

MEMORANDUM OF RIGHT OF FIRST REFUSAL AND OPTION AGREEMENT

GRANTOR:	TESORO LOGISTICS OPERATIONS LLC,
a Delaware limited liability company

GRANTEE:	TESORO REFINING & MARKETING COMPANY LLC,
a Delaware limited liability company
LEGAL
DESCRIPTION:

Abbreviated:

Full:	See Exhibit A attached hereto

TAX PARCEL
NUMBERS:

RECORDING NO.
OF RELATED
DOCUMENTS:	N/A

THIS MEMORANDUM OF RIGHT OF FIRST REFUSAL AND OPTION AGREEMENT is made and entered into as of this         day of                     , by and between TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company (“TLO”), and TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company (“TRMC”).

RECITALS:

TLO and TRMC have entered into that certain Right of First Refusal, Option Agreement and Agreement of Purchase and Sale (the “Right of First Refusal and Option Agreement”) with an effective date of                     , the terms, provisions and conditions of which are incorporated herein by reference to the same extent as if recited in their entirety herein, whereby TLO has granted to TRMC both a right of first refusal and option to purchase certain facilities (the “Premises Facilities”) located in Skagit County, Washington, each of which Premises Facilities is more particularly described in Exhibit A attached hereto.

Special reference is hereby made to the following terms and provisions of the Right of First Refusal and Option Agreement:

1. Right of First Refusal. If TLO elects to sell the                     [specify appropriate Premises Facilities] during any period of time that the                     [specify appropriate Required Operating Agreements] (each as defined in the Right of First Refusal and Option Agreement) is in effect, and TLO receives a bona fide offer from a third party that it considers acceptable (the “Purchase Offer”), then TLO shall provide written notice to TRMC of the Purchase Offer, which notice shall include a copy of the Purchase Offer. TRMC shall have thirty (30) days following receipt of such notice from TLO in which to give written notice to TLO that TRMC is exercising its Right of First Refusal, agreeing to purchase the                     [specify appropriate Premises Facilities] on the same terms and conditions as are contained in the Purchase Offer.

2. Option to Repurchase. TRMC shall have a right to exercise its Option to Repurchase the                     [specify appropriate Premises Facilities] for so long as the                     [specify appropriate Required Operating Agreements] remains in effect, or (ii) TLO fails to operate the                     [specify appropriate Premises Facilities] in a condition capable of performing in accordance with the provisions of the                     [specify appropriate Required Operating Agreements], and TLO thereafter fails to cure such default within the time period provided by the terms of the                     [specify appropriate Required Operating Agreements] after written notice specifying the nature of the default is provided by TRMC to TLO.

This Memorandum is executed for the purpose of recordation in the Official Records of Skagit County, Washington, in order to give notice of the terms and provisions of the Right of First Refusal and Option Agreement, and is not intended and shall not be construed to define, limit or modify the Right of First Refusal and Option Agreement. In the event of a conflict between the terms hereof and the terms of the Right of First Refusal and Option Agreement, the terms of the Right of First Refusal and Option Agreement shall control. This Memorandum may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Right of First Refusal and Option Agreement as of the day and year first above written.

TLO:

TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company

Date:	By:
Its:

TRMC:

TESORO REFINING & MARKETINGCOMPANY LLC, a Delaware limited liability company

Date:	By:
Its:

STATE OF	)
) ss.
COUNTY OF	)

On this         day of                    , before me personally appeared                    , to me known to be the                    of TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company, the limited liability company that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said limited liability company for the uses and purposes therein mentioned, and on oath stated         was authorized to execute the said instrument.

WITNESS my hand and official seal hereto affixed the day and year first above written.

(Signature)

(Please print name legibly)

Notary Public in and for the
State of
My commission expires

STATE OF	)
) ss.
COUNTY OF	)

On this             day of                     , before me personally appeared                    , to me known to be the                     of TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company, the company that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said company for the uses and purposes therein mentioned, and on oath stated             was authorized to execute the said instrument.

WITNESS my hand and official seal hereto affixed the day and year first above written.

(Signature)

(Please print name legibly)

Notary Public in and for the
State of
My commission expires

EXHIBIT A

TO

MEMORANDUM OF RIGHT OF FIRST REFUSAL AND OPTION AGREEMENT

ANACORTES TRUCK/PROPANE TERMINAL AREA/LPG LOADING RACKS AREA

AND RAIL FACILITY COMBINED

A PORTION OF LAND BEING LOCATED WITHIN GOVERNMENT LOT 1, SECTION 28, GOVERNMENT LOTS 1, 2, 3 AND 4, SECTION 29, AND GOVERNMENT LOTS 7 AND 8, SECTION 32, TOWNSHIP 35 NORTH, RANGE 2 EAST, OF THE WILLAMETTE MERIDIAN, SKAGIT COUNTY, WASHINGTON, ALSO BEING THAT PORTION OF LAND DESCRIBED IN MEMORANDUM OF GROUND LEASE, TENANT’S OPTION TO PURCHASE; RIGHT OF RIGHT OF FIRST REFUSAL AND OPTION AGREEMENT, RECORDED AS AUDITORS FILE NUMBER 201301080048, RECORDS OF SKAGIT COUNTY, OREGON, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

AREA T-1 (ANACORTES TRUCK/PROPANE TERMINAL AREA)

BEGINNING AT A POINT BEARING NORTH 02° 53' 32" EAST 2472.20 FEET ALONG THE SECTION LINE COMMON TO SAID SECTIONS 28 AND 29, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., AND NORTH 87° 06'44" WEST 1003.59 FEET FROM THE SECTION CORNER COMMON TO SECTIONS 28/29/32/33, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., SAID SECTION CORNER BEING MARKED BY A 3  1⁄4 INCH DIAMETER ALUMINUM CAP MARKED DEPT. OF NATURAL RESOURCES, WASHINGTON T35N R2E S28, S29, S32, S33 PLS 31444, 2000, SAID POINT OF BEGINNING ALSO BEING A POINT WESTERLY BOUNDARY OF THAT AREA DESCRIBED IS SAID MEMORANDUM OF GROUND LEASE, TENANT’S OPTION TO PURCHASE; RIGHT OF RIGHT OF FIRST REFUSAL AND OPTION AGREEMENT, RECORDED AS AUDITORS FILE NUMBER 201301080048;

THENCE ALONG SAID WESTERLY BOUNDARY, NORTH 86°53'09" WEST 24.22 FEET TO A POINT;

THENCE NORTH 07°58'01" WEST 8.04 FEET TO A POINT;

THENCE NORTH 42°26'45" WEST 14.46 FEET TO A POINT;

THENCE NORTH 89°52'37" WEST 16.40 FEET TO A POINT;

THENCE LEAVING SAID WESTERLY BOUNDARY, NORTH 00°48'14" EAST 42.04 FEET TO A POINT;

THENCE NORTH 89°11'46" WEST 90.25 FEET TO A POINT;

THENCE SOUTH 60°46'46" WEST 24.78 FEET TO A POINT;

THENCE NORTH 52°32'10" WEST 33.62 FEET TO A POINT ON THE EASTERLY RIGHT OF WAY (BEING 25.00 FEET FROM WHEN MEASURED AT RIGHT ANGLES TO THE CENTERLINE) OF MARCH’S POINT ROAD;

THENCE ALONG SAID EASTERLY RIGHT OF WAY, NORTH 08°19'59" EAST 123.86 FEET TO A POINT;

THENCE NORTH 07°23'56" EAST 57.60 FEET TO A POINT;

THENCE NORTH 18°27'59" EAST 450.89 FEET TO A POINT;

THENCE LEAVING SAID EASTERLY RIGHT OF WAY, SOUTH 73°44'35" EAST 5.81 FEET TO A POINT TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 141.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 75°29'35", (THE CHORD BEING NORTH 55°13'56" EAST 172.63 FEET) HAVING AN ARC LENGTH OF 185.78 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 87°01'16" EAST 147.43 FEET TO A POINT;

THENCE SOUTH 41°53'19" EAST 51.31 FEET TO A POINT;

THENCE SOUTH 86°27'44" EAST 264.85 FEET TO A POINT;

THENCE SOUTH 26°35'07" WEST 16.34 FEET ON SAID WESTERLY BOUNDARY, SAID POINT ALSO BEING A POINT OF CURVATURE;

THENCE ALONG SAID WESTERLY BOUNDARY, ALONG THE ARC OF A 1170.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 06°52'19", (THE CHORD BEING SOUTH 30°01'17" WEST 140.24 FEET) HAVING AN ARC LENGTH OF 140.33 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 33°27'26" WEST 221.44 FEET TO A POINT;

THENCE SOUTH 64°59'14" WEST 12.30 FEET TO A POINT;

THENCE SOUTH 03°43'39" WEST 18.74 FEET TO A POINT;

THENCE SOUTH 47°33'57" WEST 8.19 FEET TO A POINT;

THENCE NORTH 89°12'10" WEST 7.74 FEET TO A POINT;

THENCE SOUTH 16°34'12" WEST 3.31 FEET TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 95.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 21°55'06", (THE CHORD BEING SOUTH 27°31'45" WEST 36.12 FEET) HAVING AN ARC LENGTH OF 36.34 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 38°29'18" WEST 148.86 FEET TO A POINT;

THENCE SOUTH 71°03'58" WEST 22.10 FEET TO A POINT;

THENCE SOUTH 20°08'39" WEST 38.30 FEET TO A POINT;

THENCE NORTH 63°04'10" WEST 18.24 FEET TO A POINT;

THENCE SOUTH 55°20'50" WEST 22.71 FEET TO A POINT;

THENCE SOUTH 48°19'07" WEST 199.32 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 55.00 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 30°17'53", (THE CHORD BEING SOUTH 33°07'20” WEST 28.75 FEET) HAVING AN ARC LENGTH OF 29.08 FEET TO A POINT OF NON-TANGENCY;

THENCE SOUTH 17°58'23" WEST 7.74 FEET TO THE POINT OF BEGINNING;

THIS DESCRIPTION CONTAINS 7.445 ACRES, MORE OR LESS.

AREA T-2 (ANACORTES TRUCK/PROPANE TERMINAL AREA)

BEGINNING AT A POINT BEARING NORTH 02° 53' 32" EAST 2661.76 FEET ALONG THE SECTION LINE COMMON TO SAID SECTIONS 28 AND 29, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., AND NORTH 82° 24'54" WEST 417.18 FEET FROM THE SECTION CORNER COMMON TO SECTIONS 28/29/32/33, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., SAID SECTION CORNER BEING MARKED BY A 3  1⁄4 INCH DIAMETER ALUMINUM CAP MARKED DEPT. OF NATURAL RESOURCES, WASHINGTON T35N R2E S28, S29, S32, S33 PLS 31444, 2000;

THENCE SOUTH 43°15'51" WEST 46.69 FEET TO A POINT;

THENCE SOUTH 69°34'39" WEST 93.08 FEET TO A POINT;

THENCE NORTH 84°45'44" WEST 120.27 FEET TO A POINT;

THENCE NORTH 67°26'45" WEST 80.26 FEET TO A POINT ON THE EASTERLY BOUNDARY OF THAT AREA DESCRIBED IS SAID MEMORANDUM OF GROUND LEASE, TENANT’S OPTION TO PURCHASE; RIGHT OF RIGHT OF FIRST REFUSAL AND OPTION AGREEMENT, RECORDED AS AUDITORS FILE NUMBER 201301080048;

THENCE ALONG SAID EASTERLY BOUNDARY, NORTH 41°36'44" EAST 93.48 FEET TO A POINT;

THENCE NORTH 32°03'51" EAST 91.66 FEET TO A POINT;

THENCE NORTH 28°39'47" EAST 73.64 FEET TO A POINT;

THENCE NORTH 30°59'34" EAST 236.70 FEET TO A POINT;

THENCE NORTH 25°27'42" EAST 694.97 FEET TO A POINT;

THENCE LEAVING SAID EASTERLY BOUNDARY, SOUTH 87°01'06" EAST 129.04 FEET TO A POINT;

THENCE SOUTH 24°55'59" WEST 309.47 FEET TO A POINT;

THENCE SOUTH 23°06'04" WEST 270.16 FEET TO A POINT;

THENCE SOUTH 22°57'59" WEST 178.12 FEET TO A POINT;

THENCE SOUTH 18°46'41" WEST 79.22 FEET TO A POINT;

THENCE SOUTH 11°51'11" WEST 248.29 FEET THE POINT OF BEGINNING;

THIS DESCRIPTION CONTAINS 4.194 ACRES, MORE OR LESS.

LPG LOADING RACKS AREA

BEGINNING AT A POINT BEARING NORTH 02° 53' 32" EAST 1330.90 FEET ALONG THE SECTION LINE COMMON TO SAID SECTIONS 28 AND 29, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., AND NORTH 88° 09'12" WEST 757.58 FEET FROM THE SECTION CORNER COMMON TO SECTIONS 28/29/32/33, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., SAID SECTION CORNER BEING MARKED BY A 3  1⁄4 INCH DIAMETER ALUMINUM CAP MARKED DEPT. OF NATURAL RESOURCES, WASHINGTON T35N R2E S28, S29, S32, S33 PLS 31444, 2000;

THENCE NORTH 87°48'11" WEST 106.79 FEET TO A POINT EASTERLY BOUNDARY OF THAT AREA DESCRIBED IS SAID MEMORANDUM OF GROUND LEASE, TENANT’S OPTION TO PURCHASE; RIGHT OF RIGHT OF FIRST REFUSAL AND OPTION AGREEMENT, RECORDED AS AUDITORS FILE NUMBER 201301080048;

THENCE ALONG SAID EASTERLY BOUNDARY, NORTH 86°10'11" WEST 64.79 TO A POINT;

THENCE NORTH 02°49'52" EAST 268.66 TO A POINT;

THENCE NORTH 86°57'37" WEST 9.56 TO A POINT;

THENCE NORTH 03°02'23" EAST 32.76 TO A POINT;

THENCE SOUTH 86°57'37" EAST 4.45 TO A POINT;

THENCE NORTH 03°02'23" EAST 175.70 TO A POINT;

THENCE NORTH 86°57'37" WEST 4.66 TO A POINT;

THENCE NORTH 03°02'23" EAST 23.35 TO A POINT;

THENCE SOUTH 86°57'37" EAST 9.51 TO A POINT;

THENCE NORTH 03°02'23" EAST 215.61 TO A POINT;

THENCE NORTH 86°57'37" WEST 9.94 TO A POINT;

THENCE NORTH 03°02'23" EAST 23.36 TO A POINT;

THENCE SOUTH 86°57'37" EAST 9.94 TO A POINT;

THENCE NORTH 03°02'23" EAST 188.41 TO A POINT;

THENCE NORTH 86°57'37" WEST 9.79 TO A POINT;

THENCE NORTH 03°02'23" EAST 22.87 TO A POINT;

THENCE SOUTH 86°57'37" EAST 9.89 TO A POINT;

THENCE NORTH 14°30'48" EAST 165.26 TO A POINT;

THENCE NORTH 27°02'07" EAST 89.90' TO A POINT;

THENCE NORTH 45°47'17" EAST 30.10 TO A POINT;

THENCE NORTH 65°05'46" EAST 49.52 TO A POINT;

THENCE LEAVING SAID EASTERLY BOUNDARY, NORTH 81°10'11" EAST 30.74 TO A POINT;

THENCE SOUTH 89°10'11" EAST 39.80 TO A POINT;

THENCE SOUTH 88°09'27" EAST 138.60 TO A POINT;

THENCE SOUTH 05°28'49" WEST 207.14 TO A POINT;

THENCE SOUTH 81°39'33" EAST 83.24 TO A POINT;

THENCE SOUTH 02°43'22" EAST 125.56 TO A POINT;

THENCE SOUTH 87°42'18" EAST 198.20 TO A POINT;

THENCE SOUTH 05°33'35" WEST 126.24 TO A POINT;

THENCE NORTH 87°02'54" WEST 201.71 TO A POINT;

THENCE SOUTH 28°39'02" WEST 69.62 TO A POINT;

THENCE NORTH 86°15'07" WEST 169.20 TO A POINT;

THENCE SOUTH 02°55'07" WEST 39.56 TO A POINT;

THENCE SOUTH 50°38'24" WEST 25.27 TO A POINT;

THENCE NORTH 87°07'14" WEST 30.16 TO A POINT;

THENCE SOUTH 02°56'48" WEST 669.40 TO THE POINT OF BEGINNING.

THIS DESCRIPTION CONTAINS 7.898 ACRES, MORE OR LESS.

RAIL FACILITIES

BEGINNING AT MONUMENT 30 PER SHELL SURVEY CONTROL POINTS MAP NO. 40RA-100, DATED FEBRUARY 26, 1964, LOCATED AT THE INTERSECTION OF “G” STREET AND 8TH STREET; THENCE SOUTH 02°56'22" WEST, ALONG SAID “G” STREET, A DISTANCE OF 1999.69 FEET AS DEPICTED ON THAT CERTAIN RECORD OF SURVEY RECORDED UNDER AUDITOR’S FILE NUMBER 200101080077, RECORDS OF SKAGIT COUNTY, WASHINGTON, TO MONUMENT 26 OF SAID CONTROL POINTS MAP, LOCATED AT THE INTERSECTION OF “G” STREET AND 11TH STREET; THENCE SOUTH 52°09'16" WEST A DISTANCE OF 3276.59 FEET TO THE TRUE POINT OF BEGINNING, SAID POINT ALSO BEING SOUTH 07° 23' 06" WEST 1952.43 FEET FROM THE SECTION CORNER COMMON TO SECTIONS 28/29/32/33, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., SAID SECTION CORNER BEING MARKED BY A 3  1⁄4 INCH DIAMETER ALUMINUM CAP MARKED DEPT. OF NATURAL RESOURCES, WASHINGTON T35N R2E S28, S29, S32, S33 PLS 31444, 2000;

THENCE NORTH 24°44'56" WEST 142.50 FEET TO A POINT;

THENCE NORTH 00°12'34" EAST 142.35 FEET TO A POINT;

THENCE NORTH 05°17'05" WEST 62.72 FEET TO A POINT;

THENCE NORTH 89°10'01" WEST 351.62 FEET TO A POINT;

THENCE NORTH 05°01'32" WEST 588.00 FEET TO A POINT;

THENCE NORTH 09°43'59" WEST 419.68 FEET TO A POINT;

THENCE NORTH 07°55'01" WEST 42.59 FEET TO A POINT;

THENCE NORTH 09°49'41" WEST 343.75 FEET TO A POINT;

THENCE NORTH 12°00'42" WEST 399.03 FEET TO A POINT;

THENCE NORTH 12°33'11" WEST 376.45 FEET TO A POINT;

THENCE NORTH 12°07'52" WEST 383.67 FEET TO A POINT;

THENCE NORTH 12°28'04" WEST 433.60 FEET TO A POINT;

THENCE NORTH 07°52'56" WEST 42.44 FEET TO A POINT;

THENCE NORTH 86°52'52" WEST 44.55 FEET TO A POINT;

THENCE NORTH 12°20'01" WEST 5.96 FEET TO A POINT ON THE EASTERLY RIGHT OF WAY (BEING 25.00 FEET FROM WHEN MEASURED AT RIGHT ANGLES TO THE CENTERLINE) OF MARCH’S POINT ROAD, SAID POINT BEING A POINT OF CURVATURE;

THENCE ALONG SAID EASTERLY RIGHT OF WAY, ALONG THE ARC OF A 522.92 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 22°59'00", (THE CHORD BEING NORTH 00°50'31" WEST 208.36 FEET) HAVING AN ARC LENGTH OF 209.76 FEET TO A POINT OF TANGENCY;

THENCE NORTH 10°38'59" EAST 829.57 FEET TO A POINT;

THENCE LEAVING SAID EASTERLY RIGHT OF WAY, NORTH 49°50'04" EAST 195.57 FEET TO A POINT;

THENCE SOUTH 89°52'37" EAST 32.81 TO A POINT;

THENCE SOUTH 42°26'45" EAST 14.46 TO A POINT;

THENCE SOUTH 07°58'01" EAST 8.04 TO A POINT;

THENCE SOUTH 86°53'09" EAST 24.22 TO A POINT;

THENCE NORTH 17°58'23" EAST 7.74 TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 55.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 30°17'53", (THE CHORD BEING NORTH 33°07'20" EAST 28.75 FEET) HAVING AN ARC LENGTH OF 29.08 FEET TO A POINT OF TANGENCY;

THENCE NORTH 48°19'07" EAST 199.32 TO A POINT;

THENCE NORTH 55°20'50" EAST 22.71 TO A POINT;

THENCE SOUTH 63°04'10" EAST 18.24 TO A POINT;

THENCE NORTH 20°08'39" EAST 38.30 TO A POINT;

THENCE NORTH 71°03'58" EAST 22.10 TO A POINT;

THENCE NORTH 38°29'18" EAST 148.86 TO A POINT;

THENCE ALONG THE ARC OF A 95.00 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 21°55'06" (THE CHORD BEING NORTH 27°31'45" EAST 36.12 FEET) HAVING AN ARC LENGTH OF 36.34 FEET TO A POINT OF NON-TANGENCY;

THENCE NORTH 16°34'12" EAST 3.31 TO A POINT;

THENCE SOUTH 89°12'10" EAST 7.74 TO A POINT;

THENCE NORTH 47°33'57" EAST 8.19 TO A POINT;

THENCE NORTH 03°43'39" EAST 18.74 TO A POINT;

THENCE NORTH 64°59'14" EAST 12.30 TO A POINT;

THENCE NORTH 33°27'26" EAST 221.44 TO A POINT;

THENCE ALONG THE ARC OF A 1170.00 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 06°52'19" (THE CHORD BEING NORTH 30°01'17" EAST 140.24 FEET) HAVING AN ARC LENGTH OF 140.33 FEET TO A POINT OF TANGENCY;

THENCE NORTH 26°35'07" EAST 77.07 TO A POINT;

THENCE NORTH 26°48'10" EAST 142.95 FEET TO A POINT;

THENCE NORTH 25°23'46" EAST 630.86 FEET TO A POINT;

THENCE SOUTH 64°36'02" EAST 8.55 FEET TO A POINT;

THENCE NORTH 25°23'58" EAST 115.57 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 613.11 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 54°39'15", (THE CHORD BEING NORTH 52°43'36" WEST 562.92 FEET) HAVING AN ARC LENGTH OF 584.85 FEET TO A POINT OF NON-TANGENCY;

THENCE NORTH 09°56'47" WEST 1.21 FEET TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 575.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 11°41'21", (THE CHORD BEING NORTH 87°03'44" EAST 117.10 FEET) HAVING AN ARC LENGTH OF 117.31 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 87°05'36" EAST 258.33 FEET TO A POINT;

THENCE SOUTH 05°00'08" WEST 29.39 FEET TO A POINT;

THENCE NORTH 87°11'49" WEST 266.22 FEET TO A POINT OF CURVATURE;THENCE ALONG THE ARC OF A 360.00 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 11°37'04", (THE CHORD BEING SOUTH 86°59'38" WEST 72.87 FEET) HAVING AN ARC LENGTH OF 73.00 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 81°11'06" WEST 38.85 FEET TO A POINT;

THENCE SOUTH 84°18'00" WEST 10.12 FEET TO A POINT;

THENCE SOUTH 69°47'07" WEST 10.13 FEET TO A POINT;

THENCE SOUTH 77°11'58" WEST 10.77 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 500.00 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 16°27'19", (THE CHORD BEING SOUTH 68°58'18" WEST 143.11 FEET) HAVING AN ARC LENGTH OF 143.60 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 60°44'39" WEST 70.59 FEET TO A POINT;

THENCE SOUTH 56°29'41" WEST 42.75 FEET TO A POINT;

THENCE SOUTH 49°55'22" WEST 49.34 FEET TO A POINT;

THENCE SOUTH 43°09'57" WEST 58.51 FEET TO A POINT;

THENCE SOUTH 27°12'38" WEST 30.70 FEET TO A POINT;

THENCE SOUTH 06°14'42" WEST 9.16 FEET TO A POINT;

THENCE NORTH 81°15'45" WEST 7.88 FEET TO A POINT;

THENCE SOUTH 30°35'40" WEST 86.24 FEET TO A POINT;

THENCE SOUTH 26°36'03" WEST 86.65 FEET TO A POINT;

THENCE SOUTH 46°11'14" EAST 20.60 FEET TO A POINT;

THENCE SOUTH 13°54'58" WEST 25.06 FEET TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 90.61 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 42°54'14", (THE CHORD BEING SOUTH 43°22'47"WEST 66.27 FEET) HAVING AN ARC LENGTH OF 67.85 FEET TO A POINT OF NON-TANGENCY;

THENCE SOUTH 21°59'47" WEST 6.78 FEET TO A POINT;

THENCE NORTH 73°29'41" WEST 6.50 FEET TO A POINT;

THENCE SOUTH 25°27'42" WEST 910.40 FEET TO A POINT;

THENCE SOUTH 30°59'34" WEST 236.70 TO A POINT;

THENCE SOUTH 28°39'47" WEST 73.64 TO A POINT;

THENCE SOUTH 32°03'51" WEST 91.66 TO A POINT;

THENCE SOUTH 41°36'44" WEST 146.12 TO A POINT;

THENCE SOUTH 16°08'52" WEST 58.97 FEET TO A POINT;

THENCE SOUTH 65°05'46" WEST 49.52 FEET TO A POINT;

THENCE SOUTH 45°47'17" WEST 30.10 FEET TO A POINT;

THENCE SOUTH 27°02'07" WEST 89.90 FEET TO A POINT;

THENCE SOUTH 14°30'48" WEST 165.26 FEET TO A POINT;

THENCE NORTH 86°57'37" WEST 9.89 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 22.87 FEET TO A POINT;

THENCE SOUTH 86°57'37" EAST 9.79 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 188.41 FEET TO A POINT;

THENCE NORTH 86°57'37" WEST 9.94 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 23.36 FEET TO A POINT;

THENCE SOUTH 86°57'37" EAST 9.94 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 215.61 FEET TO A POINT;

THENCE NORTH 86°57'37" WEST 9.51 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 23.35 FEET TO A POINT;

THENCE SOUTH 86°57'37" EAST 4.66 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 175.70 FEET TO A POINT;

THENCE NORTH 86°57'37" WEST 4.45 FEET TO A POINT;

THENCE SOUTH 03°02'23" WEST 32.76 FEET TO A POINT;

THENCE SOUTH 86°57'37" EAST 9.56 FEET TO A POINT;

THENCE SOUTH 02°49'52" WEST 268.66 FEET TO A POINT;

THENCE SOUTH 86°10'11" EAST 64.79 FEET TO A POINT;

THENCE SOUTH 01°33'52" WEST 352.96 FEET TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 560.00 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 32°25'38", (THE CHORD BEING SOUTH 06°15'25" EAST 312.73 FEET) HAVING AN ARC LENGTH OF 316.94 FEET TO A POINT OF NON-TANGENCY;

THENCE SOUTH 16°15'24" EAST 319.42 FEET TO A POINT;

THENCE SOUTH 14°57'10" EAST 140.54 FEET TO A POINT;

THENCE SOUTH 10°52'54" EAST 96.00 FEET TO A POINT;

THENCE SOUTH 13°42'27" EAST 159.08 FEET TO A POINT;

THENCE SOUTH 15°00'31" EAST 145.44 FEET TO A POINT;

THENCE SOUTH 20°07'43" EAST 132.54 FEET TO A POINT;

THENCE SOUTH 14°40'44" EAST 297.68 FEET TO A POINT;

THENCE SOUTH 13°21'25" EAST 147.08 FEET TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 2094.73 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 08°06'59", (THE CHORD BEING SOUTH 12°31'50" EAST 296.49 FEET) HAVING AN ARC LENGTH OF 296.74 FEET TO A POINT OF NON-TANGENCY;

THENCE SOUTH 07°46'54" EAST 68.77 FEET TO A POINT OF NON-TANGENT CURVATURE;

THENCE ALONG THE ARC OF A 37.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 49°12'54", (THE CHORD BEING SOUTH 03°55'29" WEST 30.81 FEET) HAVING AN ARC LENGTH OF 31.78 FEET TO A POINT OF NON-TANGENCY;

THENCE SOUTH 00°13'05" EAST 49.90 FEET TO A POINT;

THENCE SOUTH 08°40'52" EAST 250.61 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 1340.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 09°26'37", (THE CHORD BEING SOUTH 03°57'34" EAST 220.61 FEET) HAVING AN ARC LENGTH OF 220.86 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 00°45'44" WEST 160.11 FEET TO A POINT;

THENCE SOUTH 01°28'08" EAST 176.30 FEET TO THE TRUE POINT OF BEGINNING.

THIS AREA CONTAINS 37.539 ACRES, MORE OR LESS.

HEREIN DESCRIBED BEARINGS ARE BASED UPON THE WASHINGTON COORDINATE SYSTEM, NORTH ZONE (NAD83) 2011.